UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Ensysce Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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7946 Ivanhoe Avenue, Suite 201, La Jolla, California 92037

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January 26, 2022

To Our Stockholders:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Ensysce Biosciences, Inc., a Delaware corporation (the “Company” or “Ensysce”), will be held virtually at https://agm.issuerdirect.com/ensc on January 26, 2022, at 9:00 a.m. (Pacific time), for the following purposes (which are more fully described in the proxy statement, which is attached and made a part of this Notice):

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock issuable upon the conversion of certain convertible notes and the exercise of certain warrants (the “Issuance Proposal”).

2.	To approve the Ensysce Biosciences, Inc. Amended and Restated 2021 Omnibus Incentive Plan and certain conditional grants thereunder; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Pursuant to the Amended and Restated Bylaws of the Company, no business is proper for consideration, or may be acted upon, at the Special Meeting, except as set forth in this Notice of Special Meeting of Stockholders.

The Board of Directors recommends that stockholders vote “FOR” the Issuance Proposal. The Board of Directors’ reasons for seeking approval of the Issuance Proposal are set forth under “Proposal 1—Proposal to Approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock issuable upon the conversion of certain convertible notes and the exercise of certain warrants” in the attached Proxy Statement.

The Board of Directors recommends that stockholders vote “FOR” the Plan and Conditional Grants Proposal. The Board of Directors’ reasons for seeking approval of the Plan and Conditional Grants Proposal are set forth under “Proposal 2—Approval of the Ensysce Biosciences, Inc. Amended and Restated 2021 Omnibus Incentive Plan and certain conditional grants thereunder” in the attached Proxy Statement.

Stockholders of record at the close of business on December 2, 2021 (the “Record Date”) are entitled to notice of, and to, virtually, attend and to vote at, the Special Meeting and any postponement or adjournment thereof.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the Special Meeting will be a virtual meeting. Please see “Questions and Answers about the Special Meeting and Voting — 10. How do I attend the special meeting?” for more information. All stockholders are cordially invited to attend the Special Meeting online by visiting https://agm.issuerdirect.com/ensc. Stockholders of record as of the Record Date may also cast their votes virtually at the Special Meeting by submitting a ballot via the live webcast. Please note that if your shares are held in the name of a bank, broker, or other nominee, and you wish to vote at the Special Meeting, you must instruct your bank, broker or other nominee how to vote your shares or you may cast your vote virtually at the special meeting by obtaining a proxy from your bank, broker or other nominee.

Whether or not you plan to attend the Special Meeting, you are encouraged to read the Proxy Statement and then cast your vote as promptly as possible in accordance with the instructions contained in the Proxy Statement. Even if you have given your proxy, you may still vote online if you follow the instructions contained in the Proxy Statement.

By Order of the Board of Directors of
Ensysce Biosciences, Inc.

Sincerely,

/s/ Dr. Lynn Kirkpatrick
Dr. Lynn Kirkpatrick

President and Chief Executive Officer

La Jolla, California

December 17, 2021

Your vote is important, whether or not you expect to attend the Special Meeting of Stockholders. You are urged to vote either via the Internet or to mark, sign and date and promptly return the proxy in the stamped return envelope provided with such materials. Voting promptly will help avoid the additional expense of further solicitation to assure a quorum at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 26, 2022: This notice of meeting and the accompanying proxy statement are available at www.iproxydirect.com/ensc.

TABLE OF CONTENTS

PROXY STATEMENT	1
PROPOSAL 1: PROPOSAL TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF CERTAIN CONVERTIBLE NOTES AND THE EXERCISE OF CERTAIN WARRANTS (THE “ISSUANCE PROPOSAL”).	3
PROPOSAL 2: PROPOSAL TO APPROVE THE ENSYSCE BIOSCIENCES, INC. AMENDED AND RESTATED 2021 OMNIBUS INCENTIVE PLAN AND CONDITIONAL GRANTS THEREUNDER	8
EXECUTIVE & DIRECTOR COMPENSATION	17
VOTING AND PROXY PROCEDURES	22
SOLICITATION OF PROXIES	24
OTHER MATTERS AND ADDITIONAL INFORMATION	27
ANNEX A – 2021 AMENDED AND RESTATED PLAN	A-1

ESYSCE BIOSCIENCES, INC.

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS

December 17, 2021

PROXY STATEMENT

The following information is furnished to each stockholder in connection with the foregoing Notice of Special Meeting of Stockholders of Ensysce Biosciences, Inc. to be held virtually at https://agm.issuerdirect.com/ensc, on January 26, 2022, at 9:00 a.m. (Pacific time). The enclosed proxy is for use at the special meeting of stockholders (the “Special Meeting”) and any postponement or adjournment thereof. Unless the content requires otherwise, references to “Ensysce,” “the Company,” “we,” “our,” and “us” in this Proxy Statement refer to Ensysce Biosciences, Inc. and its subsidiaries.

In accordance with the Amended and Restated Bylaws of the Company (the “Bylaws”), the Special Meeting has been called for the following purposes:

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock issuable upon the conversion of certain convertible notes and the exercise of certain warrants (the “Issuance Proposal”).

2.	To approve the Ensysce Biosciences, Inc. Amended and Restated 2021 Omnibus Incentive Plan and certain conditional grants thereunder (the “Plan and Conditional Grants Proposal”); and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Pursuant to our Bylaws, no business is proper for consideration, or may be acted upon, at the Special Meeting, except as set forth in the Notice of Special Meeting of Stockholders.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the Special Meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://agm.issuerdirect.com/ensc. Please see “Questions and Answers about the Special Meeting and Voting — 10. How do I attend the special meeting?” for more information.

Shares represented by duly executed and unrevoked proxies will be voted at the Special Meeting and any postponement or adjournment thereof in accordance with the specifications made therein. If no such specification is made, shares represented by duly executed and unrevoked proxies will be voted “FOR” the Issuance Proposal and “FOR” the Plan and Conditional Grants Proposal.

Questions and Answers about the Special Meeting and Voting

1.	Why am I receiving these materials?

The Company sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Special Meeting.

2.	What is the purpose of the Special Meeting?

At the Special Meeting, the stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders.

3.	Who can vote at the Special Meeting?

Only stockholders of record at the close of business on December 2, 2021 (the “Record Date”). Each stockholder will be entitled to cast one vote on the proposal presented at the Special Meeting for each share of Common Stock that such holder owned as of the Record Date.

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4.	What are my voting rights?

Holders of Common Stock are entitled to one vote per share. As of the Record Date, a total of 24,255,786 shares of Common Stock were outstanding. There is no cumulative voting.

5.	How do I cast my vote?

If you are a stockholder of record on the Record Date, you may vote virtually at the Special Meeting or by submitting a ballot during the live webcast or by submitting a proxy for the Special Meeting. You can authorize your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope. Please see the answer to “— 10. Who can vote at the special meeting?” for additional information.

If your shares of common stock are held in “street name” by a bank, broker or other nominee, you have the right to direct your bank, broker or other nominee on how to vote the shares in your account. Please see the answer to “— 10. Who can vote at the special meeting?” for additional information.

6.	How do I change my vote?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You can revoke a proxy (i) by giving written revocation to the Company’s secretary, (ii) delivering an executed, later-dated proxy or (iii) voting virtually by submitting a ballot at the Special Meeting live webcast. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your proxy be revoked. If your Common Stock is held in street name and you wish to change or revoke your voting instructions, you should contact your financial institution for information on how to do so.

7.	You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the proposals.

If you submit your proxy but abstain from voting on one or more matters, your shares will be counted as present at the meeting for the purpose of determining if a quorum exists. If you abstain from voting on a proposal, your abstention will have the effect of a vote against that proposal.

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under ““— 5. How do I cast my vote?” If your shares are held in street name and you do not provide voting instructions to your financial institution as described above, your financial institution does not have the discretionary authority to vote your shares regarding Proposal 1 or Proposal 2. Therefore, we encourage you to provide voting instructions to your financial institution. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “Broker Non-Vote” will occur if your financial institution does not receive instructions from you.

8.	Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the Special Meeting. The Company will publish the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission no later than four business days after the date of the Special Meeting.

9.	Where is the Special Meeting being held?

We will hold the Special Meeting virtually at https://agm.issuerdirect.com/ensc, on January 26, 2022, at 9:00 a.m. (Pacific time), unless postponed or adjourned to a later date.

10.	How do I attend the Special Meeting?

Due to health concerns stemming from the COVID-19 pandemic, the Special Meeting will be a virtual meeting. Any stockholder wishing to attend the Special Meeting must register in advance. To register for and attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of Common Stock:

Record Owners. If you are a record holder and you wish to attend the Special Meeting, go to https://agm.issuerdirect.com/ensc, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the Special Meeting. You must register before the meeting starts.

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Beneficial Owners. Beneficial owners who wish to attend the Special Meeting must obtain a legal proxy from the stockholder of record and e-mail a copy of their legal proxy to proxy@issuerdirect.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the Special Meeting. Beneficial owners should contact Issuer Direct on or before 5:00 p.m. Eastern Time on January 24, 2022, the date that is two days prior to the Special Meeting.

PROPOSAL 1

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF CERTAIN CONVERTIBLE NOTES AND THE EXERCISE OF CERTAIN WARRANTS.

Background and Overview

Securities Purchase and Security Agreement

On September 24, 2021, we and our three subsidiaries (the “Guarantors”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which we agreed to issue and sell to the Purchasers and the Purchasers agreed to purchase from us (i) senior secured convertible promissory notes (the “Notes”) in an aggregate principal amount of up to $15.9 million (the “Maximum Amount”) for an aggregate purchase price of $15.0 million and (ii) warrants to purchase shares of common stock (the “Warrants”, and together with the Notes, the “Securities”) in a private placement (the “Private Placement”). The issuance of the Notes, the Warrants and related shares of common stock issuable upon the conversion of the Notes and exercise of the Warrants are intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.

The Notes are secured by a pledge of substantially all of the assets, including patents and other intellectual property, of the Company and each of the Guarantors. Also on September 24, 2021, the Company, the Guarantors, the Purchasers and an agent for the Purchasers (the “Agent”) entered into a Security Agreement (the “Security Agreement”), pursuant to which these parties granted the Purchasers, pari passu with each other Purchaser and through the Agent, a security interest in property of the Company and the Guarantors to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Notes and the Guarantors’ obligations under a Subsidiary Guarantee (the “Subsidiary Guarantee”), a continuing security interest in all of these parties right, title and interest in and to certain property, whether presently owned or existing or hereafter acquired or coming into existence, and wherever located, as collateral security for the prompt and complete payment and performance when due of the grantor’s obligations under the Security Purchase Agreement. The Subsidiary Guarantee was entered into on September 24, 2021 by the Company and the Guarantors and provides that the Company and the Guarantors, jointly and severally, guarantee to the Purchasers the prompt and complete payment and performance of all of the liabilities and obligations that are now or in the future owed, contracted or acquired, of the Company or any Guarantor to the Purchasers, including, without limitation, all obligations under the Subsidiary Guarantee, the Notes, the Warrants, and any other related instruments, agreements or other documents. On September 24, 2021, the Company and the Guarantors also entered into a Patent Security Agreement with the Agent, pursuant to which the security interest granted by the Company and the Guarantors to the Purchasers was recorded with the United States Patent and Trademark Office.

Pursuant to the terms of the Securities Purchase Agreement, we issued and sold to the Purchasers and the Purchasers purchased from us an aggregate principal amount of $5.3 million of Notes for an aggregate purchase price of $5.0 million at an initial closing on September 24, 2021 (the “Initial Closing”) and an additional aggregate principal amount of $10.6 million of Notes for an aggregate purchase price of $10.0 million at a second closing on November 5, 2021 (the “Second Closing”). In addition, the Securities Purchase Agreement provides that upon issuance of a Note, we also issue to the Purchaser of that Note a Warrant to be exercisable for a number of shares of common stock equal to 40% of the shares of Common Stock issuable upon conversion of that Note, with an exercise price equal to $7.63 per share of Common Stock, subject to possible adjustment.

Pursuant to the Securities Purchase Agreement, we are required to use the proceeds for working capital purposes. The Securities Purchase Agreement also includes other customary affirmative and negative covenants for transactions of this type, including a limitation on our ability to incur certain additional indebtedness. In addition, the Securities Purchase Agreement includes customary representations and warranties made by each of the Purchasers and us.

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Pursuant to the terms of the Securities Purchase Agreement, until one year after the Notes are no longer outstanding, upon any issuance by us or any Guarantor of common stock or common stock equivalents for cash consideration, indebtedness or a combination of units thereof (a “Subsequent Financing”), the Purchasers will have the right to participate on the same terms in up to an amount equal to 50% of the Subsequent Financing.

The Securities Purchase Agreement does not terminate until all amounts, including unpaid partial liquidated damages, have been paid in full.

Notes

The Notes, subject to an original issue discount of six percent (6%), have a term of twenty-one months and accrue interest at the rate of 5.0% per annum.

Under the Notes, on the first day of each month commencing on January 1, 2022 for the Notes issued at the Initial Closing and February 1, 2022 for the Notes issued at the Second Closing, the Company is obligated to redeem (i) an amount equal to ninety-two percent (92%) of the average of the three lowest VWAPs (as defined in the Securities Purchase Agreement) in the ten trading days prior to such date or (ii) an amount in cash with a premium of eight percent, of one eighteenth (1/18th) of the original principal amount under the applicable Note, plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the holder of such Note.

The Company may elect to pay all or part of the redemption amount in conversion shares of Common Stock based on a conversion price equal to the lesser of (i) the conversion price and (ii) 92% of the average of the three lowest VWAPs (as defined in the Securities Purchase Agreement) during the ten (10) consecutive trading days ending on the trading day that is immediately prior to the applicable redemption date, but in no event may the Company pay the redemption amount in conversion shares of Common Stock unless the conversion price is at least equal to $0.78 and certain equity conditions are satisfied.

The Securities Purchase Agreement defines VWAPs to mean, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a trading market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not determined to be a trading market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

We may redeem Notes at any time by delivering a notice to the holders of the Notes (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of our irrevocable election to redeem some or all of the then outstanding principal amount of the Note for cash in an amount equal to the applicable Optional Redemption Amount on the tenth (10th) trading day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date”, such ten (10) trading day period, the “Optional Redemption Period” and such redemption, the “Optional Redemption”). We may only redeem a note if there is and is expected to be no event of default. We may not redeem a Note if a notice of conversion is tendered before redemption.

If we raise more than $5,000,000 in gross proceeds in one or more subsequent financings while a Note is outstanding, the Note holder may require us to first use up to 20% of the gross proceeds of the subsequent financing to redeem all or a portion of the Note for an amount in cash for the redemption amount equal to 1.08 multiplied by the sum of principal amount subject to the redemption, plus accrued but unpaid interest, plus liquidated damages, if any, and any other amounts, if any, then owing on the Note. The Notes are convertible into the Common Stock, at a per share conversion price equal to $5.87, a 30% premium to the average price of the Common Stock for the three trading days prior to the Initial Closing.

The Notes may not be converted to the extent that, after giving effect to such conversion, the Purchaser, together with its affiliates and any other person acting as a group as defined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the affiliates and such persons, the “Attribution Parties”), would beneficially own in excess of 4.99% of the number of shares of the common stock outstanding immediately prior to, and immediately after giving effect to, the conversion of all or any portion of the Notes, excluding the number of shares of common stock that would be issuable upon (i) exercise or conversion of the non-exercised portion of the Warrants beneficially owned by such Purchaser or the Attribution Parties and (ii) exercise or conversion of any other securities of the Company, in each case subject to a similar limitation (the “Beneficial Ownership Limitation”). The Purchasers may adjust the Beneficial Ownership limitation at any time, upon 61 days’ notice, provided that the Beneficial Ownership Limitation may not be adjusted above 9.99% of the number of shares of common stock outstanding immediately prior to, and immediately after giving effect to, the conversion of all or any portion of the Notes

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Under the terms of the Notes, if we have not obtained shareholder approval required by the Nasdaq Stock Market from our shareholders with respect to the transactions contemplated by the Securities Purchase Agreement and related documents, including the issuance of all shares in excess of 19.99% of the issued and outstanding Common Stock at the Initial Closing, then we may not issue, upon conversion of the Notes, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the first issuance of the Notes and prior to the conversion date (i) in connection with the conversion of any Notes issued pursuant to the Securities Purchase Agreement, (ii) in connection with the exercise of any Warrants issued pursuant to the Securities Purchase Agreement and (iii) in connection with any warrants issued to any registered broker-dealer as a fee in connection with the issuance of the Securities pursuant to the Securities Purchase Agreement, would exceed 4,855,108 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations and the like) (such number of shares, the “Issuable Maximum”). Each Note holder will be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the original principal amount of the holder’s Note by (y) the aggregate original principal amount of all Notes issued on the date of the first issuance of the Notes to all Holders. In addition, each holder of a Note may allocate its pro-rata portion of the Issuable Maximum among Notes and Warrants held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Note holder no longer holds any Notes or Warrants and the amount of shares issued to the Note holder pursuant to the holder’s Notes and Warrants was less than the holder’s pro-rata share of the Issuable Maximum. For avoidance of doubt, unless and until any required shareholder approval is obtained and effective, warrants issued to any registered broker-dealer as a fee in connection with the securities issued pursuant to the Securities Purchase Agreement as described in clause (iii) above shall provide that such warrants shall not be allocated any portion of the Issuable Maximum and shall be unexercisable unless and until such shareholder approval is obtained and effective.

Warrants

The Warrants issued in the Private Placement will be exercisable for a number of shares of common stock equal to 40% of the shares of Common Stock issuable upon conversion of the underlying Note, with an exercise price equal to $7.63 per share of Common Stock, subject to possible adjustment. The exercise price of the Warrants of $7.63 represents 130% of the conversion price of the Notes, which as of the Initial Closing was $5.87, but is subject to adjustment as described above. The Warrants have a five-year term with customary exercise blockers (mirroring the conversion blocker under the Notes) and have other customary terms, including a cashless exercise provision and buy-in remedy.

Registration Rights Agreement

In addition, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) dated September 24, 2021 with the Purchasers pursuant to which we granted to the Purchasers certain demand resale registration rights with respect to the common stock issuable upon conversion of the Note, exercise of the Warrants or resulting from anti-dilution provisions in the Notes or the Warrants or any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event (the “Registrable Securities”). Pursuant to the Registration Rights Agreement we have filed a registration statement covering the resale of the Registrable Securities by the Purchasers and the registration statement has been declared effective. We, the Purchasers and certain of our and their affiliates have reciprocal indemnification obligations under the Registration Rights Agreement.

Effect of Issuance of Additional Securities

The Securities will be immediately convertible or exercisable at the discretion of the holder. Immediately after the Initial Closing and Second Closing, the Notes were convertible in full at a conversion price of $5.87 and the Warrants were exercisable in full at an exercise price of $7.63. As of December 2, 2021, we had 24,255,786 shares of common stock outstanding (such amount not giving effect to the exercise of any outstanding options, warrants or any other rights to purchase our securities) (the “December 2 Outstanding Share Amount”). Based on the December 2 Outstanding Share Amount:

●	if the Purchasers were to convert the Notes and exercise the Warrants purchased at the Initial Closing and the Second Closing in full without regard to the Beneficial Ownership Limitation at the conversion price of $5.87 and the exercise price of $7.63, the Purchasers would hold an aggregate of 3,792,163 shares of our common stock, equal to 15.6% of our outstanding common stock on a pre-transaction basis (using the December 2 Outstanding Share Amount as the denominator) and 13.5% of our common stock on a post-transaction basis (using 28,047,949 shares of common stock as the denominator, which includes the December 2 Outstanding Share Amount and the shares assumed issued upon conversion of the Notes and exercise of the Warrants purchased at the Initial Closing and Second Closing).

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As such, the Purchasers could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Purchasers convert the Notes or exercise the Warrants. Further, because of the possibility that the conversion price and exercise price may be further adjusted to a lower amount, stockholders may experience an even greater dilutive effect. The exact magnitude of the dilutive effect cannot be conclusively determined, but the dilutive effect may be material to our current stockholders.

Why We Need Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(d).

Our common stock is currently listed on the Nasdaq Capital Market and trades under the ticker symbol “ENSC”. As such, we are subject to Nasdaq Marketplace Rules. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in connection with a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances.

At the Initial Closing and Second Closing of the Private Placement on September 24, 2021 and November 5, respectively, we had the December 2 Outstanding Share Amount outstanding. Based on the December 2 Outstanding Share Amount and based on the current conversion price of the Notes of $5.87 and the exercise price of the Warrants of $7.63, the conversion of the Notes and the exercise of the Warrants purchased at the Initial Closing and Second Closing in full, without regard to the Beneficial Ownership Limitation, would result in the Purchasers holding an aggregate of 3,792,163 shares of our common stock, equal to 15.6% of our outstanding common stock on a pre-transaction basis (using the December 2 Outstanding Share Amount as the denominator) and 13.5% of our common stock on a post-transaction basis (using 28,047,949 shares of common stock as the denominator, which includes the December 2 Outstanding Share Amount and the shares assumed issued upon conversion of the Notes and exercise of the Warrants purchased at the Initial Closing and Second Closing). However, because the conversion price and exercise price can be adjusted downward, it is possible that the issuance and conversion of the Notes and exercise of the Warrants could, in the future, result in the issuance of more than 20% of our common stock. We generally have no control over whether the Purchasers will convert the Notes or exercise the Warrants.

Given the foregoing, we are seeking stockholder approval under this Proposal, to comply with Nasdaq Listing Rule 5635(d), to issue more than 20% of our outstanding common stock to the Purchasers under the terms of the Securities Purchase Agreement and the Notes and Warrants issued in connection with the Private Placement.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, if the Notes are converted and/or the Warrants are exercised, our current stockholders will own a smaller percentage of outstanding shares of our common stock.

The issuance of securities in the Private Placement, may cause a reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of our common stock issued to the Purchasers upon conversion of the Notes or exercise of the Warrants could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of our common stock that may be issued upon conversion of the Notes or exercise of the Warrants may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

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Consequences of Not Approving this Proposal

If our stockholders do not approve this Proposal 1, the Notes will not be convertible and the Warrants will not be exercisable in a manner that violates Nasdaq Listing Rule 5635(d). As a result, to the extent that any future conversion of the Notes or exercise of the Warrants, including Notes and Warrants issued up to the Maximum Amount, would result in the issuance of more than 20% of our outstanding common stock, we would, in lieu of issuing such shares above these thresholds, be obligated to call a meeting of shareholders every four months to seek shareholder approval until the earlier of the date shareholder approval is obtained or the Notes are no longer outstanding and pay the Purchasers an amount in cash equal to the fair market value of such shares of common stock that we were unable to issue. Depending on the fair market value of a share of our common stock at the time of conversion or exercise, this cash payment obligation could be significant. In addition, until shareholder approval has been obtained and deemed effective, neither we nor our subsidiaries may make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the Conversion Price to the extent the holders of Notes would not be permitted to convert their respective outstanding Notes and exercise their respective Warrants in full, ignoring for such purposes the other conversion or exercise limitations in the Notes and Warrants. Any Purchaser will be entitled to obtain injunctive relief against us to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

In addition, our failure to obtain approval of this Proposal 1 when such failure would prohibit us to satisfying our obligations under the Notes might constitute an event of default. Further, failure to make any of the cash payments described above would likely amount to an event of default under the Notes. If any event of default occurs, the outstanding principal amount of the Notes, plus accrued but unpaid interest, liquidated damages and other amounts owing through the date of acceleration, become, at a Note holder’s election, immediately due and payable, at the Note holder’s election in cash at the Mandatory Default Amount (as defined below) or in shares of Common Stock at the Mandatory Default Amount (as defined below) at a conversion price equal to 85% of the average of the three lowest VWAPs during the ten (10) consecutive trading days ending on the trading day that is immediately prior to the applicable date the Mandatory Default Amount (as defined below) is demanded or otherwise due.

The “Mandatory Default Amount” is defined in the Notes to mean the sum of (a) the greater of (i) the outstanding principal and interest on a Note, divided by the lesser of (i) the Conversion Price, or (ii) 85% of the average of the three lowest VWAPs (as defined above under PROPOSAL 1-Background and Overview-Notes) during the ten (10) consecutive trading days ending on the trading day that is immediately prior to the applicable date the Mandatory Default Amount is either (A) demanded (if demand or notice is required to create an event of default) or otherwise due or (B) paid in full, whichever has a lower Conversion Price, multiplied by the highest closing price for the Common Stock on the trading market during the period beginning on the date of first occurrence of the event of default and ending on the date the Mandatory Default Amount is paid in full, or (ii) 130% of the sum of the outstanding principal amount of a Note, plus accrued and unpaid interest, and (b) all other amounts, costs, expenses and liquidated damages due in respect of a Note. Commencing five days after an event of default that results in the eventual acceleration of the Notes, the interest rate on the Notes will increase to the lesser of 10% per annum or the maximum rate permitted under applicable law.

Voting Agreements with Key Holders

On and after September 24, 2021, we entered into voting agreements with the Purchasers and certain of our stockholders (the “Voting Agreements”). The Voting Agreements provide for those stockholders to grant to us an irrevocable proxy to vote their shares of Common Stock (i) in favor of the transactions contemplated by the Securities Purchase Agreement and any matter that would reasonably be expected to facilitate those transactions, and (ii) against approval of any proposal made in opposition to the transactions contemplated by the Securities Purchase Agreement. The Voting Agreements terminate on the earliest to occur of (i) the date of the stockholders’ meeting at which the transactions contemplated by the Securities Purchase Agreement were approved, or by written consent in lieu of any such meeting, (ii) the termination of the Securities Purchase Agreement in accordance with its terms and (iii) no later than December 31, 2022. One Voting Agreement also may terminate upon an amendment of the Securities Purchase Agreement or the transactions contemplated by the Securities Purchase Agreement that has a material adverse effect on the stockholder. The stockholders who executed the Voting Agreements hold more than 50% of our outstanding shares of Common Stock.

Additional Information

This summary is intended to provide you with basic information concerning the Securities Purchase Agreement, Notes and Warrants. The full text of the Securities Purchase Agreement and forms of notes and warrants was included in exhibits to our Current Reports on Form 8-K filed with the SEC on September 27, 2021 and November 10, 2021.

Required Vote of Stockholders

A quorum being present, this proposal must receive a “For” vote from the holders of a majority of the shares of Common Stock properly casting votes for or against this proposal at the Special Meeting in person (including virtually) or by proxy. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on the proposal.

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Additional Board Rationale

The Private Placement was approved by the Board on September 23, 2021. The Board determined that Proposal 1 is advisable and in the best interest of our stockholders and recommended that our stockholders vote in favor of Proposal 1. In reaching its determination to approve Proposal 1, the Board, with advice from our management and legal advisors, considered a number of factors, including:

●	the fact that the proceeds from the Notes and Warrants that will provide the necessary working capital to enable us to execute our development plan for TAAP and MPARTM technology and our lead program PF614 and our pipeline programs PF614-MPAR and TAAP-methadone;

●	the additional and potentially substantial cash payment obligations that could arise as a result of our inability to issue shares of common stock in violation of Nasdaq Rule 5635(d) if Proposal 1 is not approved;

●	our current financial condition, results of operations, cash flow and liquidity, which require us to raise additional capital for ongoing operational needs; and

●	the fact that our management explored various possible financing options with other potential investors and coupled with the impact of COVID-19 on the current financial markets, we are not aware of an ability for us to obtain the financing needed for our interim cash needs at a comparable level to the transactions with the Purchasers, or at all.

●	the fact that stockholders holding a majority of the shares entitled to vote on this matter entered into Voting Agreements with the Company requiring them to vote in favor of this matter.

In view of the variety of factors considered in connection with the evaluation of Proposal 1, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered. In addition, in considering the various factors, individual members of the Board may have assigned different weights to different factors.

Recommendation of our Board

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 55635(d), OF THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF CERTAIN CONVERTIBLE NOTES AND THE EXERCISE OF CERTAIN WARRANTS.

PROPOSAL 2

APPROVAL OF THE ENSYSCE BIOSCIENCES, INC. AMENDED AND RESTATED 2021 OMNIBUS INCENTIVE PLAN AND CONDITIONAL GRANTS

Overview

The Company’s current equity incentive plan, the Ensysce Biosciences, Inc. 2021 Omnibus Incentive Plan (the “2021 Plan”), was initially adopted by Leisure Acquisition Corp. (“LACQ”), in advance of a merger transaction that resulted in LACQ changing its name to Ensysce Biosciences, Inc. on June 30, 2021 (the “Merger”). The 2021 Plan became effective upon the consummation of the Merger. Following the Merger, the Compensation Committee recommended to our Board of Directors (the “Board”) that it approve an amendment and restatement to the 2021 Plan (the “2021 Amended & Restated Plan,” and together with the 2021 Plan occasionally referred to as the “plan”) and submit the plan to stockholders for their approval at this Special Meeting. On November 16, 2021, the Board approved, subject to stockholder approval, the Ensysce Biosciences, Inc. Amended and Restated 2021 Omnibus Incentive Plan. In addition, the Board and Compensation Committee also approved certain equity grants under the 2021 Amended & Restated Plan, as described in the New Plan Benefits section on page 15 of this Proxy Statement (the “Conditional Grants”), which are also subject to stockholder approval. Our Board directed that the 2021 Amended & Restated Plan and Conditional Grants be submitted to our stockholders for their approval at this Special Meeting.

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Ensysce’s equity incentive plan is used to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer employees, directors and other service providers of the Company and its affiliates, stock and stock-based incentive awards, to create a means to raise the level of stock ownership by employees, directors and service providers in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Board believes that Ensysce’s equity incentive plan is an integral part of our approach to long-term incentive compensation, focused on stockholder return, and our continuing efforts to align stockholder and management interests. We believe that growth in stockholder value depends on, among other things, our continued ability to attract and retain employees, in a competitive workplace market, with the experience and capacity to perform at the highest levels.

The 2021 Plan originally authorized the issuance of 5,444,068 shares of common stock pursuant to awards under the 2021 Plan, 4,444,068 of which covered awards previously granted under predecessor plans of Ensysce Biosciences, Inc. before it was acquired in the Merger that were converted upon the Merger into awards outstanding under the 2021 Plan, and only 1,000,000 of which were available for new grants under the 2021 Plan. As of December 2, 2021, there were 1,000,000 shares available for future grants under the 2021 Plan. If insufficient shares of common stock are available to the Company to grant equity awards, we will not be able to fulfill our contractual commitments to certain key employees and service providers (as described in further detail in the New Plan Benefits section below), potentially resulting in the loss of these and other employees and service providers, as well as difficulties in recruiting new employees and service providers. In addition, if the Company is unable to grant equity awards, we will become increasingly reliant on cash-based compensation, which will deplete the Company’s limited cash reserves. Accordingly, the Company is seeking stockholder approval of the 2021 Amended & Restated Plan, to increase the share pool by 3,000,000 shares, and add an evergreen provision providing for annual share increases beginning in 2023 to ensure an appropriately-sized ongoing share pool under the Plan. The Company is also seeking stockholder approval of the 2021 Amended & Restated Plan to, among other things, add features that are, in the Compensation Committee’s view, appropriate for a new public company such as Ensysce, including: increasing non-employer director compensation limits; removing minimum vesting requirements, and implementing liberal share recycling provisions.

Our Board recommends that our stockholders vote “FOR” approval of the 2021 Amended & Restated Plan, including all Conditional Grants made thereunder.

Principal Provisions of the Ensysce Biosciences, Inc. Amended and Restated 2021 Omnibus Incentive Plan

The principal features of the 2021 Amended & Restated Plan are summarized below. The following summary of the 2021 Amended & Restated Plan does not purport to be a complete description of all of the provisions of the 2021 Amended & Restated Plan. This summary of the terms of the 2021 Amended & Restated Plan is qualified in its entirety by reference to the text of the plan, a copy of which appears as Annex A to this Proxy Statement. Except as noted below, the terms of the 2021 Amended & Restated Plan are substantially similar to the terms of the 2021 Plan.

Administration

The 2021 Amended & Restated Plan is generally administered by a committee (referred to as the “Committee”). Our Board has appointed our Compensation Committee to serve as the “Committee.” Among other things, the Committee may select individuals to whom awards may be granted, determine the terms and conditions of such awards, and determine whether to waive or accelerate the vesting terms of such awards. The Committee may make rules and regulations and establish procedures for the administration of the 2021 Amended & Restated Plan as it deems advisable. Subject to applicable law, the Committee may delegate to one or more of our officers the authority to grant awards to participants (other than his or herself). In the event no Committee exists which has the authority to administer the 2021 Amended & Restated Plan, the functions of the Committee will be exercised by the Board.

Eligibility

All of our employees, consultants, and non-employee directors, as well as those of our affiliates, are eligible to receive grants of non-qualified stock options, restricted stock and other stock-based awards under the 2021 Amended & Restated Plan. However, only employees are eligible to receive “incentive stock options” under the Internal Revenue Code of 1986, as amended (the “Code”). As of November 30, 2021, approximately 17 individuals were eligible to receive awards under the 2021 Amended & Restated Plan, including 6 employees, 5 consultants, and 6 non-employee directors. Under the original 2021 Plan, grants were permitted to be made to prospective employees or service providers, subject to applicable law, but are no longer permitted under the 2021 Amended & Restated Plan.

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Shares Available

Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the 2021 Amended & Restated Plan in connection with awards is the sum of (i) 4,444,068 shares underlying outstanding awards under the predecessor plans that have been converted into awards under this plan as of the original effective date of the 2021 Plan, (ii) 1,000,000 additional shares originally reserved for issuance under the 2021 Plan prior to the amendment and restatement of the plan, (iii) 3,000,000 additional shares reserved for issuance under the plan as of the effective date of the 2021 Amended & Restated Plan (the “Restatement Effective Date”), and (iv) an annual increase on January 1, 2023 and each anniversary thereafter prior to the termination of the plan, equal to the lesser of (A) 5% of the shares of common stock issued and outstanding on the last day of the immediately preceding fiscal year, and (B) such smaller number of shares as determined by our Board. The maximum number of shares of common stock that may be issued pursuant to stock options intended to be incentive stock options is 25,332,204. Following the Restatement Effective Date, any shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the 2021 Amended & Restated Plan.

Shares of common stock that are subject to awards will be counted against the overall limit as one share for every share granted or covered by an award. If any award is canceled, expires or terminates unexercised for any reason, the shares covered by that award will again be available for grant under the 2021 Amended & Restated Plan. In addition, while the 2021 Plan originally provided that any shares that are not issued as the result of a net exercise or settlement or that are used to pay any exercise price or tax withholding obligation will not become again available for the grant of awards, such shares will again become available for the grant of new awards under the 2021 Amended & Restated Plan. Awards settled in cash will not be deemed to use any shares of common stock under the plan. Shares of common stock that we repurchase on the open market with the proceeds of an option exercise price, however, will not be available for the grant of awards.

As of November 30, 2021, the closing price per share of Ensysce stock was $1.58.

Non-Employee Director Limits

Under the original 2021 Plan, the aggregate value of awards under the plan, together with any cash compensation, paid to a non-employee director in his or her capacity as a non-employee director could not exceed $250,000 per year. Under the 2021 Amended & Restated Plan, this limit is increased to $750,000 ($1,000,000 for the non-employee director’s first year of service on the Board). In the Board’s determination, this higher limit is appropriate and will give Ensysce greater flexibility in compensating directors throughout the term of the plan. The 2021 Amended & Restated Plan reiterates that the limits are not applicable with respect to compensation earned outside of the director’s service as such, and also provides that the limits are not applicable to compensation earned by a non-employee director acting in his or her capacity as chairman of the Board or lead independent director. The 2021 Amended & Restated Plan also permits disinterested members of the Board to make individual exceptions to these limits in extraordinary circumstances.

Types of Awards

The 2021 Amended & Restated Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options and non-qualified stock options; (ii) restricted stock; and (iii) other stock-based awards, including restricted stock units.

Stock Options. Stock options granted under the 2021 Amended & Restated Plan entitle the participant to purchase a specified number of shares of the Company’s common stock, subject to vesting provisions, at an exercise price set by the Committee at the time of grant. The 2021 Amended & Restated Plan authorizes the Committee to grant stock options that are intended to qualify as “incentive stock options” under the Code to employees and non-qualified stock options to any eligible participant in the plan. The exercise price of a stock option may not be less than 100% of the fair market value of the Company’s common stock upon grant (not less than 110% in the case of incentive stock options granted to owners of stock possessing more than 10% of the Company’s total combined voting power). Under the original 2021 Plan, the “fair market value” of a share of common stock was generally defined as the mean between the high and low sales price of a share. For greater administrative ease, the fair market value of a share of common stock under the 2021 Amended & Restated Plan is generally defined as the closing price of a share on the first trading date immediately preceding the applicable determination date.

The term of each stock option is established by the Committee at grant but may not exceed ten years from the grant date (five years in the case of incentive stock options granted to owners of stock possessing more than 10% of the Company’s total combined voting power). The Committee determines when each stock option may be exercised. No participant may be granted incentive stock options that would result in shares with an aggregate value (measured on the date of grant) of more than $100,000 first becoming exercisable in any one calendar year.

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An option may generally be exercised only during the participant’s employment, consultancy or directorship. However, unless otherwise provided by the Committee, if the participant’s employment, consultancy or directorship terminates as a result of death or disability, then the participant (or his or her legal representative or estate) may exercise vested options for one year after termination and if the participant ceases to provide services for any other reason, then the participant may exercise vested options for 90 days after termination (under the original terms of the 2021 Plan, a participant that voluntary resigned from the Company generally could exercise vested options for 30 days after termination), in each case not to extend beyond the award’s original expiration date. Notwithstanding the foregoing, in the event of a participant’s termination for cause (or a voluntary termination when grounds for a termination for cause exist), all outstanding stock options will immediately terminate and expire.

The 2021 Amended & Restated Plan provides that optionees may pay the exercise price in cash or check; by delivery to the Company of shares of the Company’s common stock owned by the participant; solely to the extent permitted by law and authorized by the Committee, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Committee to promptly deliver to the Company an amount equal to the purchase price; on such other terms and conditions as may be acceptable to the Committee (which may include a reduction in the number of shares of stock issuable upon exercise); or any combination of the foregoing.

Restricted Stock. The Committee may grant “restricted” shares of the Company’s common stock to eligible participants. Restricted stock awards are grants of shares of the Company’s common stock that are subject to risk of forfeiture or other restrictions. The purchase price for restricted stock may, but need not be, zero. Upon the award of restricted stock, the participant generally has the rights of a stockholder with respect to the right to receive dividends and the right to vote the shares. However, the payment of dividends or other distributions, if any, will not be paid unless and until the shares of restricted stock to which the dividends or distributions relate are no longer subject to a risk of forfeiture. Participants who receive restricted stock are required to enter into a restricted stock agreement with the Company, which sets forth the restrictions to which the shares are subject, including, as applicable, the date or dates on which the restrictions will lapse or any performance goals that must be satisfied for the restrictions to lapse. Awards of restricted stock may or may not be performance-based. Unless otherwise determined by the Committee, upon a participant’s termination all unvested restricted stock will be forfeited.

Other Stock-Based Awards. The Committee may grant other stock-based awards to eligible participants that are payable in, or valued in whole or part by reference to, or otherwise based on or related to shares of the Company’s common stock. For example, other stock-based awards may be granted as unrestricted shares of common stock, as payment for a bonus to a participant or as restricted stock units. The Committee determines the terms and conditions of any other stock-based awards, which may include continued employment or service over a period of time or the achievement of performance goals. Unless otherwise determined at grant, participants who receive other stock-based awards will not be entitled to receive dividends or dividend equivalents with respect to the shares of common stock covered by the award. The exercise price for any exercisable other stock-based award that is not a full share award may not be less than the fair market value of the common stock upon grant and the award may not be exercised later than the date specified by the Committee, which will be a maximum of ten years from the date of grant.

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Performance Goals

Awards granted under the 2021 Amended & Restated Plan may be granted or vest based on the attainment of specified performance goals established by the Committee. The performance goals relating to such awards may include the following criteria, among others: (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and non-recurring items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on, capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; (xi) the filing of a new drug application (“NDA”) or the approval of the NDA by the Food and Drug Administration; (xii) the achievement of a launch of a new drug; (xiii) research and development milestones; (xiv) the successful completion of clinical trial phases, (xv) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xvi) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xvii) total stockholder return; (xviii) return on assets or net assets; (xix) return on sales; (xx) operating profit or net operating profit; (xxi) operating margin; (xxii) gross or net profit margin; (xxiii) cost reductions or savings or other expense control targets; (xxiv) productivity or productivity ratios; (xxv) operating efficiency; (xxvi) customer satisfaction; (xxvii) working capital; (xxviii) market share; (xxix) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; (xxx) aggregate product price and other product price measures; (xxxi) safety record; (xxxii) personal management objectives or achievement of objective business and operational goals, such as market share, new products, and/or business development; and (xxxiii) achievement of specified milestones in the manufacturing or commercialization of one or more of our products. The foregoing list of potential performance goals is not exhaustive, and the Committee has discretion to determine other performance goals as it deems appropriate from time to time.

Vesting Terms

The original 2021 Plan imposed minimum vesting conditions on awards granted under the plan (generally, a one-year minimum vesting period, with a carve-out for awards with respect to 5% of shares of commons stock granted under the plan, and allowances for accelerated vesting upon certain events). The 2021 Amended & Restated Plan removes minimum vesting conditions in order to give the Committee more flexibility in the Company’s early stages as a public company in negotiating appropriate equity compensation with its employees and service providers.

The Committee may in its sole discretion accelerate the vesting and lapse of restrictions of an award at any time (whether or not in connection with a Change in Control).

Transferability of Awards

The 2021 Amended & Restated Plan generally prohibits the transfer of awards other than in connection with the participant’s death, although the plan does permit the transfer of non-qualified stock options during the participant’s life to certain immediate family members (or related estate planning entities) to the extent permitted by the Committee.

No Repricing

Under the 2021 Amended & Restated Plan, the Committee may not reduce the exercise price of outstanding stock options or other exercisable awards or cancel outstanding stock options or other exercisable awards in exchange for cash, other awards or exercisable awards with an exercise price that is less than the exercise price of the original exercisable award (except to reflect a reorganization, stock split, merger, spinoff or other transaction affecting the Company’s capital structure) without obtaining stockholder approval. The Committee also may not award any exercisable award in replacement of a canceled exercisable award with a higher price without obtaining stockholder approval.

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Term; Amendments; Restrictions

The 2021 Amended & Restated Plan was approved by the Board on November 16, 2021 and will become effective if it is approved by the stockholders at the Special Meeting. The 2021 Amended & Restated Plan will remain in effect until terminated by the Board, provided that no awards may be granted under the 2021 Amended & Restated Plan after November 16, 2031. The Board may generally amend, rescind or terminate the 2021 Amended & Restated Plan at any time in its discretion, provided that, without stockholder approval, no amendment, suspension or termination may be made with respect to awards previously granted under the 2021 Amended & Restated Plan that would impair the participant’s rights without his or her consent; and no amendment may be made that would: (i) increase the aggregate number of shares that may be issued under the 2021 Amended & Restated Plan (other than an increase to reflect a reorganization, stock split, merger, spinoff or other transaction affecting the Company’s capital structure); (ii) increase the non-employee director limits set forth under the 2021 Amended & Restated Plan (other than an increase to reflect a reorganization, stock split, merger, spinoff or other transaction affecting the Company’s capital structure); (iii) change the classification of individuals eligible to receive awards under the 2021 Amended & Restated Plan; (iv) extend the maximum option period under the 2021 Amended & Restated Plan; (v) remove the restrictions on re-repricing of stock options or other exercisable awards as described above; or (vi) otherwise require stockholder approval under applicable law.

Withholding for Payment of Taxes

The 2021 Amended & Restated Plan provides for the withholding and payment by a participant of any taxes required by applicable law to be withheld. If permitted by the Committee, the 2021 Amended & Restated Plan generally permits a participant to satisfy this requirement by having Ensysce reduce the number of shares of common stock otherwise deliverable or by delivering shares of common stock already owned.

Adjustments

In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, any sale or transfer of all or part of the Company’s assets or business or other similar corporate event or transaction that affects our common stock, the Committee shall make such adjustments to the number and kind of shares authorized by the 2021 Amended & Restated Plan, the number and kind of shares subject to outstanding awards, the exercise prices of outstanding awards and any other affected term or condition of the 2021 Amended & Restated Plan or outstanding awards, in each case as it deems to be necessary or appropriate.

Change in Control

Unless otherwise determined by the Committee at grant, in the event of a Change in Control (as defined in the 2021 Amended & Restated Plan, which requires consummation of the applicable transaction other than in the case of a complete liquidation of the Company), awards granted under the 2021 Amended & Restated Plan will not automatically vest on a Change in Control. Upon a Change in Control, outstanding awards may be treated in accordance with one of the following methods, as determined by the Committee in its sole discretion and without the need for the consent of any participant or the need to treat each award the same:

●	Awards, whether or not then vested, may be continued, assumed, have new rights substituted for them, or with respect to awards of restricted stock, receive the same distribution as other holders of shares of the Company’s common stock on the terms as determined by the Committee;

●	Unvested awards or any unvested portion thereof may be canceled with or without consideration;

●	Awards may be canceled in exchange for an amount of cash equal to the price per share paid in the Change in Control (less, in the case of stock options or other appreciation awards, the exercise or base price per share of common stock covered by the award), as adjusted by the Committee for any contingent purchase price, escrow obligations, indemnification obligations or other adjustments to the purchase price after the consummation of the Change in Control; or

●	Stock options or other stock-based appreciation awards may be cancelled if the Change in Control price is equal to or less than the applicable exercise or base price per share of common stock subject to the award.

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In the discretion of the Committee, any cash or substitute consideration payable upon the cancellation of an award may be subjected to (i) vesting terms substantially identical to those that applied to the canceled award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to consideration paid to stockholders in connection with the Change in Control. If an award is subject to Section 409A of the Code, the Committee will only be permitted to take the above actions to the extent such actions would be consistent with the intended treatment of such award under Section 409A of the Code.

In addition, in the event of a merger or consolidation in which the Company is not the surviving corporation or in the event of a transaction that results in the acquisition of all or substantially all of the Company’s common stock or assets, the Committee may, in its sole discretion, elect to terminate all outstanding exercisable awards granted under the 2021 Amended & Restated Plan, provided that, unless otherwise determined by the Committee at or after the time of grant, during the period from notification of termination to the date of consummation of the relevant transaction (which must be at least 20 days) each participant shall have the right to exercise all of his or her exercisable awards in full (without regard to any restrictions on exercisability, unless otherwise determined by the Committee), contingent on the consummation of the transaction.

Recoupment

Awards granted under the 2021 Amended & Restated Plan will generally be subject to Company compensation recapture policies to the extent in effect from time to time or as required by applicable law.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and exercise or settlement of awards under the 2021 Amended & Restated Plan are as described below. The following information is only a summary of the tax consequences of the awards. This summary does not address all aspects of U.S. federal taxation that may be relevant to a particular participant in light of his or her personal circumstances. Participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and exercise of the awards, and the ownership and disposition of any underlying securities. The federal income tax consequences described below may vary with the types of grants made, the identity of the recipients, and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws. Tax laws are subject to change. Generally, all amounts taxable as ordinary income to participants under the 2021 Amended & Restated Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code.

Nonqualified Stock Options

A participant realizes no taxable income when a non-qualified stock option is granted. Upon exercise of a non-qualified stock option, a participant will realize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified stock option. A participant’s tax basis in the shares of common stock received upon exercise of a non-qualified stock option will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a non-qualified stock option, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

Incentive Stock Options

A participant realizes no taxable income when an incentive stock option is granted or exercised. So long as the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will then recognize ordinary income. The amount of ordinary income recognized by the participant is limited to the lesser of the gain on such sale and the difference between the fair market value of the shares of common stock on the date of exercise and the option exercise price. Any gain realized in excess of this amount will be treated as short-term or long-term capital gain (depending upon whether the shares have been held for more than one year). If the option price exceeds the amount realized upon such a disposition, the difference will be short-term or long-term capital loss (depending upon whether the shares have been held for more than one year). Notwithstanding the above, individuals who are subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option.

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Restricted Stock

Shares of restricted stock received under the 2021 Amended & Restated Plan will be considered subject to a substantial risk of forfeiture for U.S. federal income tax purposes. If a participant who receives such shares of restricted stock does not make the election described below, the participant realizes no taxable income upon the receipt of shares of restricted stock. When the forfeiture restrictions with respect to the restricted stock lapse, the participant will realize ordinary income equal to the fair market value of the shares at that time. A participant’s tax basis in shares of restricted stock will be equal to their fair market value when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Participants receiving shares of restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account). By making a Section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the Participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of restricted stock are received.

Other Stock-Based Awards

The taxation of other stock-based awards will depend upon the design of such awards.

Equity Compensation Plan Information

As described above, on December 31, 2020, the Company was formerly known as LACQ. At that time the entity had no equity compensation plans.

New Plan Benefits

If our stockholders approve this Proposal, a portion of the shares of our common stock reserved for issuance under our 2021 Amended & Restated Plan would be used to satisfy the contractual obligations described below.

Grants to Employees. Pursuant to an employment agreement with our Chief Financial Officer, Dave Humphrey, Mr. Humphrey was also awarded a stock option to purchase 275,000 shares of common stock, subject to stockholder approval of the grant (this type of option grant is described herein as a “Conditional Grant”), with 25% of the option vesting on February 11, 2022, and the remainder vesting in equal monthly installments thereafter. The option has an exercise price equal to $3.13, which was greater than the fair market value of our common stock upon grant.

Pursuant to an employment agreement with our Chief Scientific Officer, Linda Pestano, Ph.D., Dr. Pestano was awarded a stock option to purchase 200,000 shares of our common stock as a Conditional Grant, with 25% of the option vesting on October 15, 2022, and the remainder vesting in equal monthly installments thereafter. The option has an exercise price equal to $2.48, which was greater than the fair market value of our common stock upon grant.

We awarded an additional stock option to an employee to purchase 20,000 shares of our common stock as a Conditional Grant, with 25% of the option vesting on September 1, 2022, and the remainder vesting in equal monthly installments thereafter. The option has an exercise price equal to $3.16, which was greater than the fair market value of our common stock upon grant.

The Conditional Grants described above have (10) ten-year terms. They may not be exercised prior to stockholder approval and will automatically expire if not approved by stockholders at the Special Meeting.

Grants to Non-Executive Directors. In November of 2021, each of the six (6) non-executive directors was awarded a stock option to purchase 20,000 shares of our common stock, as Conditional Grants, with 100% of the option vesting on the date of the Company’s first routine annual stockholder meeting in 2022 at which directors are elected. Each of these options has a ten (10) year term and an exercise price equal to $3.13, which was greater than the fair market value of our common stock upon grant. The Conditional Grants may not be exercised prior to stockholder approval and will automatically expire if they are not approved by stockholders at the Special Meeting.

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Grants to Consultants. Pursuant to certain consulting agreements dated July 22, 2021, the Company is obligated to issue an aggregate of 100,000 shares of unrestricted common stock and 400,000 restricted stock units, which will vest on the 22nd of January, April and July, respectively, with 50% vesting based purely on continued service and 50% vesting based on both continued service and the Company’s achievement of specified stock price performance metrics.

In addition, the Company awarded to consultants stock options to purchase an aggregate of 1,000,000 shares of our common stock, vesting immediately, as Conditional Grants. Each of these options has a five (5) year term and an exercise price equal to $6.28, which was greater than the fair market value of our common stock upon grant. The Conditional Grants may not be exercised prior to stockholder approval and will automatically expire if they are not approved by stockholders at the Special Meeting.

In the event that we renew certain consultant contracts in July of 2022, we are committed to granting an aggregate of 600,000 additional restricted stock units, which will vest monthly in equal installments over a one-year period subject both to continued service and the achievement of performance metrics tied to the Company’s stock price. Because it is in the Company’s discretion whether to renew the contracts and therefore effectuate these additional grants, they are not included in the New Plan Benefits table below.

Unrestricted Shares of Common Stock and Restricted Stock Units

Name and Position	Number of Units
Dr. Lynn Kirkpatrick President and Chief Executive Officer	—
Dave Humphrey Chief Financial Officer	—
Geoff Birkett Chief Commercial Officer	—
Executive Group	—
Non-Executive Director Group	—
Non-Executive Officer Employee Group *	500,000

* Includes awards to consultants as described above.

Option Grants

Name and Position	Number of Units
Dr. Lynn Kirkpatrick President and Chief Executive Officer	—
Dave Humphrey Chief Financial Officer	275,000
Geoff Birkett Chief Commercial Officer	—
Executive Group	475,000
Non-Executive Director Group	120,000
Non-Executive Officer Employee Group*	1,020,000

* Includes Conditional Grants to consultants as described above.

The following persons or groups have received or will receive (as described above) stock options to purchase the following numbers of shares of common stock or restricted stock units under the 2021 Amended & Restated Plan (including grants effectuated under predecessor plans that were converted to grants outstanding under the 2021 Plan): Dr. Lynn Kirkpatrick – options with respect to 2,316,939 shares; Dave Humphrey – options with respect to 275,000 shares and 50,000 restricted stock units; Geoff Birkett – options with respect to 349,005 shares; all current executive officers as a group – options to purchase 3,140,944 shares and 50,000 restricted stock units; all current directors who are not executive officers as a group – options to purchase 258,285 shares; each other person who received or will receive 5% of the options, warrants or rights (represents consultant grants) – options to purchase 2,386,730 shares and 400,000 restricted stock units; and all employees of the Company, including all current officers who are not executive officers, as a group – options with respect to 20,000 shares.

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Required Vote of Stockholders

A quorum being present, the approval of the 2021 Amended and Restated Plan and Certain Conditional Grants Proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person (including virtually) or by proxy at the Special Meeting and entitled to vote thereon as of the Record Date. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on the proposal.

Recommendation of our Board

OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ENSYSCE BIOSCIENCES AMENDED AND RESTATED 2021 OMNIBUS INCENTIVE PLAN AND CERTAIN CONDITIONAL GRANTS THEREUNDER, AS DESCRIBED IN THIS PROPOSAL.

EXECUTIVE & DIRECTOR COMPENSATION

LACQ

None of LACQ’s officers or directors received any cash (or non-cash) compensation for services rendered. Commencing on December 1, 2017, under an administrative services agreement, LACQ agreed to pay its Hydra sponsor, or its affiliates or assignees, a total of up to $10,000 per month for office space, utilities and secretarial and administrative support until completion of our business combination. Effective June 30, 2020, its Hydra sponsor agreed to stop charging the monthly administrative fee and forgave the $71,000 outstanding balance due under the administrative services agreement.

Ensysce

References in this section to “we,” “our,” “us,” “the Company” or “Ensysce” generally refer to Ensysce and its consolidated subsidiaries.

This section discusses the material components of the executive compensation program for our named executive officers. Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers, for the year ended December 31, 2020, were:

●	D. Lynn Kirkpatrick, Ph.D., Chief Executive Officer;
●	Richard Wright, MBA, Chief Business Officer; and
●	Geoff Birkett, Chief Commercial Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table provides summary information concerning compensation earned by our named executive officers for the year ended December 31, 2020 for services rendered for the year ended December 31, 2020.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
D. Lynn Kirkpatrick, PhD. Chief Executive Officer	2020	155,868	-	-	-	155,868
Richard Wright Chief Business Officer	2020	76,000	-	-	-	76,000
Geoff Birkett Chief Commercial Officer	2020	72,000	-	-	-	72,000

(1)	The amounts reported represent the named executive officer’s base salary earned during the fiscal year ended December 31, 2020.

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Narrative Disclosure to Summary Compensation Table

Employment Agreements

As of December 31, 2020, we had not entered into a written employment contract with our CEO, Dr. Kirkpatrick. However, the Board, pursuant to resolutions dated January 15, 2016, approved her base salary, which was (a) prior to the date the Company received qualified funding of at least two million dollars, Dr. Kirkpatrick would receive no base salary, (b) once the Company received qualified funding of at least two million dollars but no more than ten million dollars, Dr. Kirkpatrick would receive an annual base salary of $150,000 and (c) once the Company received qualified funding of at least ten million dollars, Dr. Kirkpatrick would receive an annual base salary of $320,000. None of these milestones were attained in or prior to calendar year 2020; however, as set forth more fully below, the Company did pay Dr. Kirkpatrick base salary in calendar year 2020.

We entered into an offer letter with Mr. Wright dated July 31, 2017 (the “Offer Letter”), memorializing the terms of his employment as the Company’s Chief Business Officer. Pursuant to the Offer Letter, Mr. Wright’s base salary was also dependent on the Company obtaining qualified financing, as (a) prior to the date the Company received qualified funding of at least two million dollars, Mr. Wright would receive no base salary, (b) once the Company received qualified funding of at least five million dollars, but no more than fifteen million dollars, Mr. Wright would receive an annual base salary of $185,000 (the “Initial Trigger”) and (c) once the Company received qualified funding of at least fifteen million dollars, Mr. Wright would receive an annual base salary of $250,000. Additionally, upon the occurrence of certain financing events, Mr. Wright was eligible to receive a special one-time bonus of $200,000, however, prior to the Business Combination Closing, none of the events occurred and no bonus was paid. Upon a termination of Mr. Wright’s employment by the Company without cause and after the occurrence of the Initial Trigger, Mr. Wright would be eligible to receive severance equal to one month of base salary. None of these milestones were attained in or prior to calendar year 2020; however, as set forth more fully below, the Company did pay Mr. Wright base salary in calendar year 2020.

As of December 31, 2020, we had not entered into a written employment contract with Mr. Birkett with respect to his employment as Chief Commercial Officer. Prior to his employment as Chief Commercial Officer, we entered into an agreement with Mr. Birkett dated July 18, 2018 (the “Birkett Agreement”). Pursuant to the terms of the Birkett Agreement, Mr. Birkett was to provide consulting services. The Birkett Agreement is terminable upon one (1) weeks advance notice. Under the Birkett Agreement, Mr. Birkett was entitled to a consulting fee of $20,000. The Birkett Agreement also contained standard confidentiality and assignment of inventions provisions.

We, as a condition of employment following the consummation of the Merger, and to the extent permitted by law, have entered, or intend to enter, into agreements with all full-time employees, including each of our named executive officers, which includes the following restrictive covenants: (i) perpetual confidentiality and non-disclosure; (ii) 12-month non-competition; (iii) 12-month no-solicitation of customers and non-interference with franchisees, joint ventures, suppliers, vendors or contractors; and (iv) 12-month non-solicitation and no-hire of employees.

Base Salary

Prior to the closing of the Merger, the Company was mainly financed through federal government grants. Dr. Kirkpatrick is the principal investigator on the two grants and as such, was paid based on the percentage identified in each grant. Such amount paid in the 2020 calendar year is reflected in the base salary column of our summary compensation table above. Mr. Birkett was paid a monthly fee from one of the grants. Such amount paid in the 2020 calendar year is reflected in the base salary column of our summary compensation table above. Mr. Wright was paid the same monthly amount as Mr. Birkett, which was outside of the specific grant, and such amount paid in the 2020 calendar year is reflected in the base salary column of our summary compensation table above.

After the closing of the Merger, we have provided each named executive officer with a base salary for the services that the executive officer performs for us. Base salaries were initially set at the time each named executive officer commenced employment with us and are reviewed annually and may be increased based on the individual performance of the named executive officer, company performance, any change in the executive’s position within our business, the scope of his or her responsibilities and any changes thereto.

Annual Bonus

As of December 31, 2020, the Company did not have a formal bonus plan and no bonuses were paid or payable to any of our named executive officers.

Stock Incentive Plan

We adopted the 2021 Plan in connection with the closing of the Merger. As described in Proposal 2, we are now asking stockholders to approve an amendment and restatement of the 2021 Plan.

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Directors Stock Option Plan

Prior to the closing of the Merger, we provided for grants of non-qualified stock options to our directors pursuant to the Ensysce Biosciences, Inc. Amended and Restated Directors Stock Option Plan (the “Directors Plan”), which terminated at the closing of the Merger. No further awards may be granted under our Directors Plan and all non-employee director awards will be made pursuant to the 2021 Plan (as amended from time to time).

401(k) Plan

While we do maintain a tax-qualified 401(k) Plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis; no active employees currently participate in such plan.

Outstanding Equity Awards at December 31, 2020

The following table provides information regarding outstanding equity awards made to our named executive officers as of December 31, 2020, reflecting the number of options and exercise price after the conversion (using the exchange ratio of 0.06585) due to the Merger.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
D. Lynn Kirkpatrick, PhD.	12/31/2015	99,950	0		$3.21	12/1/2022
	12/31/2015	9,994	0		$3.21	12/21/2022
	1/15/2016	263,400	0		$3.19	1/15/2026
	1/4/2017	345,712	115,238	(1)	$1.83	1/4/2027
	2/5/2018	817,560	0		$1.68	2/5/2028
	3/1/2019	658,500	0		$2.59	2/28/2029
	3/15/2019	6,585	0		$2.59	3/14/2029
Richard Wright, MBA	12/31/2015	49,975	0		$3.21	8/1/2023
	11/1/2016	65,850	0		$1.83	11/1/2026
	8/1/2017	224,987	38,413	(2)	$1.83	7/31/2027
	10/1/2018	19,755	0		$2.59	10/1/2028
	3/1/2019	987,750	0		$2.59	2/28/2029
Geoff Birkett	10/1/2018	19,755	0		$2.59	10/1/2028
	3/1/2019	329,250	0		$2.59	2/28/2029

(1)	Subject to the participant’s continuous service with the Company through the applicable vesting date, 25% of the total number of shares underlying the option vest on the first anniversary of the grant date, with an additional 25% vesting on each successive anniversary for the next three years. The remaining unvested shares in this award became fully vested on January 4, 2021.

(2)	Subject to the participant’s continuous service with the Company through the applicable vesting date, 25% of the total number of shares underlying the option vest on the first anniversary of the grant date, with an additional 1/48th of the award vesting on each successive month thereafter for the next three years. Additionally, subject generally to Mr. Wright’s continued service through such date, the entire unvested portion of the option award would be fully vested upon the closing of a change in control, including the Business Combination Closing.

2021 Compensation Decisions

Upon the consummation of the Merger, each outstanding option granted under prior plans converted into an option to purchase newly issued shares of stock under the 2021 Plan, which options will generally have the same terms and conditions as the options outstanding immediately prior to the Merger.

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The below chart shows the number of unexercised Company options held by our named executive officers and non-employee directors and the applicable exercise price prior to the Merger and the number of options that each such person holds after the conversion (using the exchange ratio of 0.06585) due to the Merger:

Name	Grant Date	Original Number of Company Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options – Post-Conversion (#)	Original Option Exercise Price ($)	Option Exercise Price Post- Conversion ($)

D. Lynn Kirkpatrick, PhD.	12/31/2015	1,517,845	99,950	$0.211	$3.21
	12/31/2015	151,784	9,994	$0.211	$3.21
	1/5/2016	4,000,000	263,400	$0.210	$3.19
	1/4/2017	7,000,000	460,950	$0.120	$1.83
	2/5/2018	12,415,500	817,560	$0.110	$1.68
	3/1/2019	10,000,000	658,500	$0.170	$2.59
	3/15/2019	100,000	6,585	$0.170	$2.59
Richard Wright, MBA	12/31/2015	758,922	49,975	$0.211	$3.21
	11/1/2016	1,000,000	65,850	$0.120	$1.83
	8/1/2017	4,000,000	263,400	$0.120	$1.83
	10/1/2018	300,000	19,755	$0.170	$2.59
	3/1/2019	15,000,000	987,750	$0.170	$2.59
Geoff Birkett	10/1/2018	300,000	19,755	$0.170	$2.59
	3/1/2019	5,000,000	329,250	$0.170	$2.59
Bob Gower	3/15/2019	100,000	6,585	$0.170	$2.59
Andrew Benton	1/24/2020	1,000,000	65,850	$0.220	$3.35
Steve Martin	8/10/2020	1,000,000	65,850	$0.220	$3.35

After the end of the fiscal year on December 31, 2020, we entered into an offer letter with David Humphrey dated February 11, 2021 (the “CFO Offer Letter”) pursuant to which he became the Company’s Chief Financial Officer. Mr. Humphrey’s annual base salary under the CFO Offer Letter was $72,000; however, such annual base salary increased to $320,000 following the consummation of the Merger. Pursuant to the CFO Offer Letter, Mr. Humphrey’s annual target performance bonus is 30% of his base salary.

Upon completion of the Merger Mr. Humphrey received a grant of 50,000 restricted stock units, which, subject generally to Mr. Humphrey’s continued employment through each such date, will vest as to 30,000 restricted stock units on December 15, 2021, and an additional 15,000 restricted stock units on each of December 15, 2022, and December 15, 2023. Pursuant to the agreement, Mr. Humphrey has also received an option grant to purchase 275,000 shares of our common stock, which is a Conditional Grant, as described in Proposal 2 above. Upon a termination of Mr. Humphrey’s employment by the Company without “cause” or by Mr. Humphrey for “good reason” (as such terms are defined in the CFO Offer Letter), Mr. Humphrey would be eligible to receive severance equal to six months of base salary, subject to his timely execution of a release in favor of the Company. In addition, if such termination occurs within one month prior to a change of control or within 12 months after such a change in control, all time-based equity awards are to become full vested.

Effective as of September 1, 2021, we entered into an employment agreement with Geoffrey Birkett, our Chief Commercial Officer. Mr. Birkett’s employment agreement provides for Mr. Birkett’s at-will employment as our Chief Commercial Officer and sets forth his initial annual base salary of $300,000 and his initial target annual bonus opportunity at 30% of his base salary. Mr. Birkett’s employment agreement also provides for equity incentive awards in the form of stock options to purchase shares of our common stock and eligibility to participate in our employee benefit plans.

Mr. Birkett’s employment agreement provides for severance benefits upon a termination of his employment by us without “cause”, or his resignation for “good reason”, subject to Mr. Birkett’s execution of a general release of claims. The severance benefits include: (i) payment of all accrued and unpaid base salary, (ii) payment for any vacation time accrued but not used, and (iii) continuation of his base salary for three (3) months. In addition, if such termination without “cause” or for “good reason” occurs one month period prior to or within the 12-month period immediately following a “change of control”, then in addition to payments in (i) through (iii) above, stock options and other equity incentives awarded to Mr. Birkett will become immediately and automatically fully vested and exercisable.

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Effective as of October 1, 2021, we entered into an employment agreement with Dr. Lynn Kirkpatrick, our Chief Executive Officer. Dr. Kirkpatrick’s employment agreement provides for Dr. Kirkpatrick’s at-will employment as our Chief Executive Officer and sets forth her initial annual base salary of $380,000 and her initial target annual bonus opportunity at 50% of her base salary. Dr. Kirkpatrick’s employment agreement also provides for equity incentive awards in the form of stock options to purchase shares of our common stock and eligibility to participate in our employee benefit plans.

Dr. Kirkpatrick’s employment agreement provides for severance benefits upon a termination of her employment by us without “cause,” or her resignation for “good reason,” subject to Dr. Kirkpatrick’s execution of a general release of claims. The severance benefits include: (i) payment of all accrued and unpaid base salary, (ii) payment for any vacation time accrued but un-used, and (iii) continuation of her base salary for twelve (12) months. In addition, if such termination without “cause” or for “good reason” occurs one month period prior to or within the 12-month period immediately following a “change of control,” then in addition to payments in (i) through (iii) above, stock options and other equity incentives awarded to Dr. Kirkpatrick will become immediately and automatically fully vested and exercisable.

As a condition of employment, we have entered into agreements with each of Mr. Birkett and Dr. Kirkpatrick, which includes the following restrictive covenants: (i) perpetual confidentiality and non-disclosure; (ii) perpetual non-solicitation of customers; and (iii) 24-month non-solicitation and no-hire of employees and consultants.

Director Compensation

For the year ended December 31, 2020, we did not pay cash compensation to our non-employee directors for their service on our Board. Two new Board members, Andrew Benton and Steve Martin, were added in December 2019. In January 2020, each such new Board member was granted a stock option for 65,850 shares with an exercise price of $3.35 per share (using the exchange ratio of 0.06585, due to the Merger). In addition, our directors are eligible to be reimbursed for reasonable travel and related expenses associated with attendance at Board or committee meetings; however, no such travel expenses or other expenses were incurred by any of our non-employee directors in 2020.

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our non-employee directors for services rendered to us as of December 31, 2020 (using the exchange ratio of 0.06585 due to the Merger).

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)		All Other Compensation ($)	Total ($)

Bob Gower	0	0		0	0
William Chang	0	0		0	0
Andrew Benton	0	150,000	(3)	0	150,000
Steve Martin	0	140,000	(4)	0	140,000

(1)	The amounts reported represent the aggregate grant-date fair value of the options awarded to the named executive officer in 2020, calculated in accordance with FASB ASC Topic 718 (“Topic 718”). Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant-date fair value of the options reported in this column are set forth in Note 3 of the notes to our audited consolidated financial statements.

(2)	As of December 31, 2020, our non-employee directors had the following number of stock options outstanding (using the exchange ratio of 0.06585 due to the Merger):

Name	Aggregate Options Outstanding	Vested/Unvested

Bob Gower	6,585	100,000/0
William Chang(5)	269,834	269,834/0
Andrew Benton	65,850	0/65,850
Steve Martin	65,850	0/65,850

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(3)	Subject generally to continued service, the options granted to Mr. Benton on January 24, 2020 generally vest as to approximately one-third of the award on the first anniversary of the date of grant and thereafter 1,829 share underlying such award would continue to vest monthly for the two year period thereafter, such that the entire award would be fully vested on the third anniversary of the grant date. Additionally, subject generally to Mr. Benton’s continued service through such date, the entire unvested portion of the option award will be fully vested upon the closing of a change in control.

(4)	Subject generally to continued service, the options granted to Mr. Martin on August 10, 2020 generally vest as to approximately one-third of the award on the first anniversary of the date of grant and thereafter 1,829 share underlying such award will continue to vest monthly for the two year period thereafter, such that the entire award would be fully vested on the third anniversary of the grant date. Additionally, subject generally to Mr. Martin’s continued service through such date, the entire unvested portion of the option award will be fully vested upon the closing of a change in control.

(5)	Subsequent to December 31, 2020, these options were exercised by Mr. Chang.

As described in Proposal 2 above, we made Conditional Grants to each of our six (6) non-executive directors of options to purchase 20,000 shares of common stock in November of 2021. Such options are to become 100% vested on the date of the Company’s first routine annual stockholder meeting in 2022 at which directors are elected, subject generally to each’s continued service through such date. Additionally, with respect to services rendered following the consummation of the Merger through such annual stockholder meeting, the non-executive directors are to be paid the following cash compensation: Bob Gower, who serves as Chair of the Board, $25,000; Steve Martin, who serves as Chair of the Audit Committee, $15,000; Adam Levin, who serves as Chair of the Compensation Committee, $10,000 and $7,500 for the remaining non-executive directors.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more officers serving on our Board, except that Mr. Weil, our former Executive Chairman, was Executive Chairman of Inspired Entertainment, Inc. and Mr. Silvers, our former Chief Executive Officer and a former member of our Board, was an executive officer of Inspired Entertainment, Inc.

VOTING AND PROXY PROCEDURES

Record Date; Voting Rights and Outstanding Shares

Only holders of record of our Common Stock as of the close of business on December 2, 2021 are entitled to receive notice of, and to vote at, the Special Meeting. Each holder of Common Stock shall be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. At the close of business on the Record Date, there were 24,255,786 shares of Common Stock outstanding.

Holders of record who hold shares of Common Stock directly on the Record Date must return a proxy by one of the methods described on the proxy card or attend the Special Meeting virtually in order to vote on the proposals. To attend the Special Meeting, holders of record must go to https://agm.issuerdirect.com/ensc, enter the control number received on the proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Holders of record will need to log back into the meeting site using the control number previously provided, immediately prior to the start of the Special Meeting. Holders of record must register before the Special Meeting starts.

Investors who hold shares of Common Stock indirectly on the Record Date (“Beneficial Holders”) through a brokerage firm, bank or other financial institution (each a “Financial Institution”) must obtain a legal proxy from the Financial Institution and e-mail a copy of the legal proxy to proxy@issuerdirect.com to have their shares voted in accordance with their instructions, as Financial Institutions do not have discretionary voting authority with respect to any of the proposals described in this Proxy Statement. Financial Institutions that do not receive voting instructions from Beneficial Holders will not be able to vote those shares. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial Owners that have obtained a meeting control number will receive an e-mail prior to the meeting with a link and instructions for entering the Special Meeting. Beneficial owners should contact Issuer Direct on or before 5:00 p.m. Eastern Time on January 24, 2022, the date that is two days prior to the Special Meeting.

A quorum of stockholders is necessary to take action at the Special Meeting. Stockholders representing a majority of the outstanding shares of our Common Stock (present in person (including virtually) or represented by proxy) will constitute a quorum. We will appoint an election inspector, who may be a Company employee, for the meeting to determine whether a quorum is present and to tabulate votes cast by proxy or in person (including virtually) at the Special Meeting. Abstentions, withheld votes and broker non-votes (which occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Special Meeting.

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Votes Required for Each Proposal

To approve the proposals being considered at the Special Meeting, the voting requirements are as follows:

Proposal	Vote Required	Discretionary Voting Permitted?
Issuance	Majority	No
Plan and Conditional Grants	Majority	No

“Discretionary Voting Permitted” means that brokers will have discretionary voting authority with respect to shares held in street name for their clients, even if the broker does not receive voting instructions from their client.

“Majority” means a majority of the outstanding shares of our Common Stock present in person (including virtually) or by proxy at the Special Meeting and entitled to vote thereon as of the Record Date.

The vote required and method of calculation for the proposals to be considered at the Special Meeting are as follows:

Proposal One—Issuance Proposal. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person (including virtually) or by proxy at the Special Meeting and entitled to vote thereon as of the Record Date. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. For purposes of determining whether this proposal has passed, abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on the proposal.

Proposal Two— Plan and Conditional Grants Proposal. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person (including virtually) or by proxy at the Special Meeting and entitled to vote thereon as of the Record Date. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. For purposes of determining whether this proposal has passed, abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on the proposal.

We request that you vote your shares by proxy following the methods as instructed by the notice: over the Internet or by mail. If you choose to vote by mail, your shares will be voted in accordance with your voting instructions if the proxy card is received prior to or at the Special Meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR (1) the Issuance Proposal; and (2) the Plan and Conditional Grants Proposal.

Voting by Proxy Over the Internet

Stockholders whose shares are registered in their own names may vote by proxy by mail or over the Internet. Instructions for voting by proxy over the Internet are set forth on the notice of proxy materials. The Internet voting facilities will close after each proposal is addressed during the special meeting. The notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email with instructions containing a link to future proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A number of banks and brokerage firms participate in a program that also permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this Proxy Statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

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Revocability of Proxies

Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Special Meeting. Stockholders who have voted by proxy over the Internet or by telephone or have executed and returned a proxy and who then attend the Special Meeting virtually and desire to vote in person (including virtually) are requested to notify the Company’s secretary in writing prior to the time of the Special Meeting. We request that all such written notices of revocation to the Company be addressed to David Humphrey, Secretary, c/o Ensysce Biosciences, Inc., at the address of our principal executive offices at 7946 Ivanhoe Avenue, Suite 201, La Jolla, California 92037. Our telephone number is (858) 263-4196. Stockholders may also revoke their proxy by entering a new vote over the Internet.

SOLICITATION OF PROXIES

This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by the Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the recommendations of the Board of Directors. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our Common Stock by (i) each director, (ii) each named executive officer, (iii) all directors and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our Common Stock as of December 2, 2021, unless otherwise indicated below.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of Common Stock issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days after December 2, 2021, but excludes unvested stock options, which contain an early exercise feature. Except as otherwise indicated, all of the shares reflected in the table are shares of Common Stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of December 2, 2021. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Percentage ownership calculations for beneficial ownership for each person or entity are based on 24,255,786 shares outstanding as of December 2, 2021. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Ensysce Biosciences, Inc., 7946 Ivanhoe Avenue, Suite 201, La Jolla, California 92037.

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Beneficial Ownership Table

Name and Address of Beneficial Owners	Number of Shares	Percentage
Officers and Directors
Dr. Lynn Kirkpatrick (1)	2,601,790	9.8%
Richard Wright (2)	1,386,730	5.4%
Geoff Birkett (3)	349,005	1.4%
David Humphrey	-	*
Bob Gower (4)	7,925,611	32.6%
William Chang (5)	2,595,640	10.7%
Andrew Benton (6)	65,850	*
Steve R. Martin (7)	65,850	*
Adam Levin	-	*
Curtis Rosebraugh	-	*
All directors and executive officers as a group (nine individuals)	14,990,476	52.7%
All
Greater than 5% Holders
Bob Gower (4)	7,925,611	32.6%
HG Vora Capital Management, LLC (8)(9)	7,630,000	26.8%
A. Lorne Weil and affiliated entities (10)	3,002,747	11.5%
Daniel B. Silvers and affiliated entities (11)	2,882,867	11.1%
William Chang (5)	2,595,640	10.7%
Dr. Lynn Kirkpatrick (1)	2,601,790	9.8%
BV Advisory Partners, LLC (12)(13)	1,422,423	5.9%
Richard Wright (2)	1,386,730	5.4%
3i, LP (14)	1,896,081	4.99%
Anson Investments Master Fund LP (15)	1,422,060	4.99%

*	Indicates less than 1%

(1)	Includes 2,316,939 shares subject to options.

(2)	Consists of shares subject to options.

(3)	Consists of shares subject to options.

(4)	Includes 6,585 shares subject to options. The business address for Mr. Gower is 101 Westcott, Unit 303, Houston, Texas 77007.

(5)	Includes 750,293 shares owned directly by Mr. Chang and his wife and 1,845,347 shares of LACQ common stock owned through trusts in which Mr. Chang has sole or shared voting and dispositive power. Does not include 1,282,710 shares held by trusts for family members in which Mr. Chang does not have beneficial ownership. The business address for Mr. Chang is 520 El Camino Real, 9th Floor, San Mateo, CA 94402.

(6)	Consists of shares subject to options.

(7)	Consists of shares subject to options.

(8)	Based on a Schedule 13G/A filed with the SEC on February 14, 2019 by HG Vora Capital Management, LLC, the investment manager of HG Vora Special Opportunities Master Fund. The business address of HG Vora Capital Management is 330 Madison Avenue, 20th Floor, New York, New York 10017. Holdings include 4,167,500 shares subject to warrants.

(9)	On behalf of one or more funds or accounts managed by HG Vora Capital Management, LLC. According to a Schedule 13G filed with the SEC on February 14, 2019 and a Form 4 filed with the SEC on January 17, 2018 by HG Vora Capital Management, LLC., the investment manager of HG Vora Special Opportunities Master Fund, Ltd. Parag Vora may be deemed to directly or indirectly exercise voting and/or investment powers with respect to the shares directly held on behalf of one or more funds or accounts managed by HG Vora Capital Management, LLC.

(10)	Based on a Schedule 13G/A filed with the SEC on July 7, 2021 by Hydra LAC, LLC and Mr. Weil. Represents 266,900 shares held of record my Mr. Weil and 867,842 shares held of record by Hydra LAC, LLC, and 730,110 warrants held of record by Mr. Weil, 1,000,000 warrants held of record by Hydra LAC, LLC and 137,895 warrants held by Hydra Management LLC, which warrants became exercisable on July 30, 2021. Mr. Weil is the managing member of Hydra LAC, LLC and the sole member of Hydra Management LLC and disclaims beneficial ownership with respect to the securities except to the extent of his pecuniary interest therein. The business address of Mr. Weil is 250 West 57th Street, Suite 415, New York, NY 10107.

(11)	Based on a Schedule 13D filed with the SEC on July 6, 2021 (the “Silvers Schedule 13D”) by Mr. Silvers, Matthews Lane Capital Partners LLC (“Matthews Lane”) and MLCP GLL Funding LLC (“MLCP” and together with Mr. Silvers and Matthews Lane, the “Silvers Group”). According to the Silvers Schedule 13D, the Silvers Group hold 1,128,370 shares of record and 1,754,497 shares are subject to warrants that became exercisable on July 30, 2021, resulting in 2,882,867 shares of common stock. Matthews Lane is the manager of MLCP, and Mr. Silvers is the managing member of Matthews Lane. The business address of the Silvers Group is 250 West 57th Street, Suite 415, New York, NY 10107.

(12)	The business address for BV Advisory Partners, LLC is 903 Hudson Street, Hoboken, NJ 07030.

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(13)	Based on information provided by BV Advisory Partners, LLC, we believe Keith Barksdale controls 100% of the voting shares held by BV Advisory Partners, LLC.

(14)	Consists of (i) 1,354,344 shares of common stock issuable upon the conversion of $7,950,000.00 principal amount of secured convertible promissory notes that were issued to the Selling Securityholder pursuant to the Securities Purchase Agreement, plus accrued and unpaid interest thereon, based upon a conversion price of $5.87 per share, which shares underlying the secured convertible promissory notes are subject to, as applicable, certain beneficial ownership limitations, which provide that a holder of such secured convertible promissory notes will not have the right to convert any portion thereof if such holder, together with its affiliates, would beneficially own in excess of 4.99% (or 9.99%, as applicable), of the number of shares of common stock outstanding immediately after giving effect to such conversion, provided that upon at least 61 days’ prior notice to us, such holder may increase or decrease such limitation up to a maximum of 9.99% of the number of shares of common stock outstanding, and (ii) and 541,737 shares of common stock issuable upon the exercise of warrants to purchase shares of common stock that were issued to the Selling Securityholder pursuant to the Securities Purchase Agreement, which warrants are subject to, as applicable, certain beneficial ownership limitations, which provide that a holder of such warrants will not have the right to exercise any portion thereof if such holder, together with its affiliates, would beneficially own in excess of 4.99% or 9.99%, as applicable, of the number of shares of common stock outstanding immediately after giving effect to such exercise, provided that upon at least 61 days’ prior notice to us, such holder may increase or decrease such limitation up to a maximum of 9.99% of the number of shares of common stock outstanding. Does not include common stock which may be issued to repay principal or interest on the Investor Notes. Further details regarding the Securities Purchase Agreement and the transactions effected thereby can be found in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources.” The business address of 3i, LP is 140 Broadway, 38th Floor, New York, NY 10005. 3i, LP’s principal business is that of a private investor. Maier Joshua Tarlow is the manager of 3i Management, LLC, the general partner of 3i, LP, and has sole voting control and investment discretion over securities beneficially owned directly or indirectly by 3i Management, LLC and 3i, LP. Mr. Tarlow disclaims any beneficial ownership of the securities beneficially owned directly by 3i, LP and indirectly by 3i Management, LLC.

(15)	Consists of (i) 1,015,758 shares of common stock issuable upon the conversion of $5,962,500.00 principal amount of secured convertible promissory notes that were issued to the Selling Securityholder pursuant to the Securities Purchase Agreement, plus accrued and unpaid interest thereon, based upon a conversion price of $5.87 per share, which shares underlying the secured convertible promissory notes are subject to, as applicable, certain beneficial ownership limitations, which provide that a holder of such secured convertible promissory notes will not have the right to convert any portion thereof if such holder, together with its affiliates, would beneficially own in excess of 4.99% (or 9.99%, as applicable), of the number of shares of common stock outstanding immediately after giving effect to such conversion, provided that upon at least 61 days’ prior notice to us, such holder may increase or decrease such limitation up to a maximum of 9.99% of the number of shares of common stock outstanding, and (ii) and 406,302 shares of common stock issuable upon the exercise of warrants to purchase shares of common stock that were issued to the Selling Securityholder pursuant to the Securities Purchase Agreement, which warrants are subject to, as applicable, certain beneficial ownership limitations, which provide that a holder of such warrants will not have the right to exercise any portion thereof if such holder, together with its affiliates, would beneficially own in excess of 4.99% or 9.99%, as applicable, of the number of shares of common stock outstanding immediately after giving effect to such exercise, provided that upon at least 61 days’ prior notice to us, such holder may increase or decrease such limitation up to a maximum of 9.99% of the number of shares of common stock outstanding. Does not include common stock which may be issued to repay principal or interest on the Investor Notes. Further details regarding the Securities Purchase Agreement and the transactions effected thereby can be found in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources.” Anson Advisors Inc and Anson Funds Management LP, the Co-Investment Advisers of Anson Investments Master Fund LP (“Anson Master”), hold voting and dispositive power over the shares of common stock held by Anson Master. Bruce Winson is the managing member of Anson Management GP LLC, which is the general partner of Anson Funds Management LP. Moez Kassam and Amin Nathoo are directors of Anson Advisors Inc. Mr. Winson, Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these shares of common stock except to the extent of their pecuniary interest therein. The principal business address of Anson Master is Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands.

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OTHER MATTERS AND ADDITIONAL INFORMATION

Householding of Proxy Materials

We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Notice, Annual Report and proxy materials, as applicable. This allows us to save money by reducing the number of documents we must print and mail and helps protect the environment as well.

Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).

Registered Stockholders

If you are a registered stockholder and have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Annual Report and proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting the [Householding Department of Broadridge Financial Solutions, Inc., at 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-800-690-6903]. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a household mailing this year, and you would like to receive additional copies of our Annual Report and proxy materials, as applicable, please submit your request to our Secretary at the address of our principal executive offices at7946 Ivanhoe Avenue, Suite 201, La Jolla, California 92037, who will promptly deliver the requested copy.

Registered stockholders who have not consented to householding will continue to receive copies of annual reports and proxy materials for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of annual reports or proxy materials for all registered stockholders residing at the same address by contacting [Broadridge] as outlined above.

Street Name Holders

Stockholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

Stockholder Proposals to be Presented at the Next Annual Meeting

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the next annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act. It is expected that the next annual meeting of Ensysce stockholders will be held on or about June 28, 2022, unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the next annual meeting, you need to provide it to Ensysce by no later than February 16, 2022. You should direct any proposals to Ensysce’s secretary at our principal office, 7946 Ivanhoe Avenue, Suite 201, La Jolla, CA 92037.

Our Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be delivered to our Secretary at our principal executive offices at the address set forth above (i) no later than a date (i) not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the anniversary date of the prior year’s annual meeting or (ii) with respect to the corporation’s 2021 annual meeting, during February 2021 or if there was no annual meeting in the prior year or if the date of the current year’s annual meeting is more than thirty (30) days before or after the anniversary date of the prior year’s annual meeting, on or before ten (10) days after the day on which the date of the current year’s annual meeting is first disclosed in a public announcement. In 2021, a special meeting was held in lieu of the 2021 annual meeting. For the annual meeting to be held in 2022, to be considered timely, the stockholder’s notice must be delivered to our Secretary at our principal executive offices at the address set forth on or before ten (10) days after the day on which the date of the 2022 annual meeting is first disclosed in a public announcement. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.

The Board of Directors, a designated committee thereof or the chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

By Order of the Board of Directors of

Ensysce Biosciences, Inc.

Sincerely,

/s/ Dr. Lynn Kirkpatrick
Dr. Lynn Kirkpatrick
President and Chief Executive Officer

La Jolla, California
December 17, 2021

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ANNEX A

ENSYSCE BIOSCIENCES, INC.
AMENDED AND RESTATED 2021 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of the Ensysce Biosciences, Inc. Amended and Restated 2021 Omnibus Incentive Plan (the “Plan”) is to enhance the profitability and value of Ensysce Biosciences, Inc. (the “Company”) for the benefit of its stockholders by enabling the Company to offer employees, directors and other service providers of the Company and its Affiliates, stock and stock-based incentive awards, to create a means to raise the level of stock ownership by, employees, directors and service providers in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XIV.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1 “Acquisition Event” shall mean a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

2.2 “Affiliate” shall mean other than the Company, (i) any corporation in an unbroken chain of corporations beginning with the Company, or in the event the Company is a Subsidiary, beginning with the Company’s Parent, which owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company and/or its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

2.3 “Appreciation Award” shall mean any Award under the Plan of any Stock Option or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4 “Award” shall mean any award under the Plan of Stock Options, Restricted Stock and Other Stock-Based Awards. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant or in the discretion of the Committee, a grant letter from the Company.

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2.5 “Board” shall mean the Board of Directors of the Company.

2.6 “Cause” means, with respect to a Participant’s Termination of Employment or Termination of Consultancy: (a) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of grant of the Award that defines “cause” (or words of like import), as defined under such agreement; and (b) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of grant of the Award (or where such an agreement exists but does not define “cause” (or words of like import)), termination due to a Participant’s commission of a fraud or felony in connection with his or her duties as an employee or other service provider of the Company or an Affiliate, willful misconduct or any act of disloyalty, dishonesty, fraud, breach of trust or confidentiality as to the Company or an Affiliate, or any other act which is intended to cause or may reasonably be expected to cause economic or reputational injury to the Company or an Affiliate. With respect to a Participant’s Termination of Directorship, “Cause” shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7 “Change in Control” shall have the meaning set forth in Section 10.2.

2.8 “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.9 “Committee” shall mean a committee or subcommittee of the Board (or an authorized committee thereof) appointed from time to time by the Board (or such authorized committee thereof), which committee or subcommittee shall consist of not less than two individuals, (i) each of whom is an “independent director” as defined under NASDAQ Listing Rule 5605(a)(2) or such other applicable stock exchange rule and (ii) to the extent required by Rule 16b-3, at least two of whom are “non-employee directors” as defined in Rule 16b-3. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of the awards, grants, interpretations or other actions of the Committee. Any member of the Committee who does not meet the “non-employee director” standard as defined in Rule 16b-3 is required to abstain from the actions of the Committee, as the Committee may determine, in order to comply with Rule 16b-3. The Committee may also establish a subcommittee of the Committee that is intended to qualify as a committee consisting solely of two or more “non-employee directors,” and may delegate to such subcommittee all approvals, certifications and administrative and other determinations with respect to compensation intended to be exempt under Rule 16b-3.

2.10 “Common Stock” shall mean subject to Article IV hereof, the common stock, $.01 par value per share, of the Company.

2.11 “Company” shall mean Ensysce Biosciences, Inc., a Delaware corporation, and any successors and assigns.

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2.12 “Company Stock Plans” shall mean the Ensysce Biosciences, Inc. 2004 Stock Incentive Plan, 2008 Stock Incentive Plan, 2016 Stock Incentive Plan and the 2019 Directors Plan.

2.13 “Consultant” shall mean any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.14 “Disability” shall mean, with respect to a Participant’s Termination, the failure or inability of a Participant to perform substantially the usual duties and obligations of such individual on behalf of the Company or its Affiliates for one hundred eighty (180) days during any two hundred seventy (270) day period because of any mental or physical incapacity, as determined by the Committee in its sole discretion. Notwithstanding the foregoing, for Awards under the Plan that provide for payments that are triggered upon a Disability and that constitute “non-qualified deferred compensation” pursuant to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) of the Code.

2.15 “Eligible Employees” shall mean each employee of the Company and its Affiliates who are eligible pursuant to Article V to be granted Awards under the Plan.

2.16 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Exchange Act shall also be a reference to any successor provision.

2.17 “Exercisable Awards” shall mean any Award under the Plan of any Stock Option and any Other Stock Based Award that provides for a Participant-elected exercise.

2.18 “Fair Market Value” for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any applicable date, the closing price of a share of Common Stock on the immediately preceding date, (i) as reported by the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market or (ii) if not traded on any such national securities exchange or The Nasdaq Stock Market, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided that, to the extent consistent with the requirements of Section 422 or 409A of the Code, as applicable, the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange on which the Common Stock is listed or traded. For purposes of the grant of any Award, the applicable date shall be the date as of which the Award is granted; provided that such date shall in no event be prior to the date the Committee makes the determination to grant the Award. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open. Notwithstanding the foregoing, if the Committee determines that such mean does not properly reflect the fair market value of the Common Stock, the Fair Market Value shall be determined by the Committee using such method as it deems reasonable and consistent with the applicable requirements of the Code and the regulations issued thereunder, including without limitation the requirements of Section 422 or 409A of the Code, as applicable.

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2.19 “Incentive Stock Option” shall mean any Stock Option awarded to an Eligible Employee under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.20 “Non-Employee Director” shall mean a director of the Company or any of its Affiliates who is not an active employee of the Company or an Affiliate.

2.21 “Non-Qualified Stock Option” shall mean any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.22 “Other Stock-Based Award” shall mean an Award under Article VIII of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

2.23 “Parent” shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.24 “Participant” shall mean an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been made pursuant to the Plan.

2.25 “Performance Goal” shall mean the performance goals described on Exhibit A.

2.26 “Restricted Stock” shall mean an award of Common Stock that is subject to Article VII.

2.27 “Restriction Period” shall have the meaning set forth in Section 7.1.

2.28 “Rule 16b-3” shall mean Rule 16b-3 under Section 16(b) of the Exchange Act.

2.29 “Section 409A of the Code” shall mean the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.30 “Securities Act” shall mean the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.31 “Stock Option” shall mean any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.32 “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.33 “Ten Percent Shareholder” shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

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2.34 “Termination” shall mean a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.35 “Termination of Consultancy” shall mean, subject to the next sentence: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.36 “Termination of Directorship” shall mean, subject to the next sentence, with respect to a Non-Employee Director, that the Non-Employee Director is no longer serving as a director of the Company or an Affiliate. In the event that a Non-Employee Director becomes a Consultant or an Eligible Employee upon the termination of his or her directorship, unless otherwise determined by the Committee, in its sole discretion, no Termination of Directorship shall be deemed to occur until such time as such Non-Employee Director is no longer an Eligible Employee, a Consultant or a Non-Employee Director. The Committee may otherwise define Termination of Directorship in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Directorship thereafter.

2.37 “Termination of Employment” shall mean, subject to the next sentence: (a) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) an entity that is employing a Participant has ceased to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. The Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.38 “Transfer” or “Transferred” shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

2.39 “409A Covered Award” shall mean an Award that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code.

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ARTICLE III

ADMINISTRATION

3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

3.2 Awards. The Committee shall have full discretionary power and authority to grant, pursuant to the terms of the Plan, Awards to Eligible Employees, Consultants and Non-Employee Directors. In particular, the Committee shall have the authority:

(a) to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants and Non-Employee Directors;

(c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the share price, any restriction or limitation, any vesting terms or schedule (including time-based and performance-based vesting conditions) or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e) to determine the effect on a Participant’s Award(s) granted under the Plan of a Participant’s breach or violation of any restrictive covenants (including, without limitation, non-competition, non-solicitation and confidential information) set forth in a written agreement between the Participant and the Company or any of its Affiliates, including an Award agreement under the Plan;

(f) to determine whether and under what circumstances an Award may be settled in cash and/or Common Stock;

(g) to modify, extend or renew an Award, subject to Section 6.3(f) hereof and applicable law, including Code Section 409A;

(h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option; and;

(i) to determine whether to require an Eligible Employee, Consultant or Non-Employee Director, as a condition of the granting of an Award, not to sell or otherwise dispose of shares acquired pursuant to the exercise of a Stock Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Stock Option.

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3.3 Guidelines.

(a) Subject to Article XI hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its administrative responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry the Plan into effect. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

(b) Without limiting the foregoing, the Committee shall have the authority to establish special guidelines, provisions and procedures applicable to Awards granted to persons who are residing or employed in, or subject to, the taxes of, countries other than the United States to accommodate differences in applicable tax, securities or other local law. The Committee may adopt supplements or amendments to the Plan to reflect the specific requirements of local laws and procedures of non-United States jurisdictions without affecting the terms of the Plan as then in effect for any other purposes.

3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable, including, without limitation, by telephone conference or by written consent. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6 Designation of Consultants/Liability.

(a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan (to the extent permitted by applicable law and applicable exchange rules) and, subject to applicable law, may grant authority to officers to grant Awards or execute agreements or other documents on behalf of the Committee, provided that officer who has authority to grant Awards may not grant Awards to himself or herself.

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(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or former officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s or former officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employee, officer, director or member or former employee, officer, director or member may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

ARTICLE IV

SHARE AND OTHER LIMITATIONS

4.1 Shares.

(a) General Limitation.

(i) The aggregate number of shares of Common Stock that may be the subject of Awards under the Plan (subject to any increase or decrease pursuant to Section 4.2), is the sum of: (w) 4,444,068 shares underlying outstanding awards under the Company Stock Plans that have been converted into Awards under this Plan as of the Original Effective Date, (x) 1,000,000 additional shares reserved for issuance under the Plan as of the Original Effective Date, (y) 3,000,000 additional shares reserved for issuance under the Plan as of the Restatement Effective Date, and (z) an annual increase on January 1, 2023 and each anniversary of such date thereafter prior to the termination of the Plan, equal to the lesser of (A) 5% of the shares of Common Stock issued and outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Common Stock as determined by the Board, all of which shares may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock that may be issued pursuant to Stock Options intended to be Incentive Stock Options is 25,332,204. Following the Restatement Effective Date, any shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.

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(ii) If any Appreciation Award granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying such unexercised or repurchased Award shall again be available for the purposes of Awards under the Plan. If a share of Restricted Stock or a share of Common Stock underlying an Other Stock-Based Award that is not an Appreciation Award is forfeited for any reason, the number of forfeited shares of Common Stock comprising or underlying such Award shall again be available for the purposes of Awards under the Plan. Any Award settled in cash shall again be available for the purposes of Awards under the Plan.

(iii) Shares of common stock withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Appreciation Award, will again become available for grant under the Plan.

(b) Non-Employee Director Individual Limitation. The aggregate amount of equity and cash compensation (collectively “Compensation”) payable to a Non-Employee Director with respect to a calendar year, whether under the Plan or otherwise, for services as a Non-Employee Director, shall not exceed $750,000; provided however, that such amount shall be $1,000,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board (collectively, the “Director Limit”). Equity incentive awards shall be counted towards the Director Limit in the year in which they are granted, based on the grant date fair value of such awards for financial reporting purposes (but excluding the impact of estimated forfeitures related to service-based vesting provisions). Cash fees shall be counted towards the Director Limit in the year for which they are reported as compensation in the Company’s director compensation disclosures pursuant to Item 402 of Regulation S-K under the Securities Act. The Director Limit shall not apply to (i) Compensation earned by a Non-Employee Director solely in his or her capacity as chairman of the Board or lead independent director; (ii) Compensation earned with respect to services a Non-Employee Director provides in a capacity other than as a Non-Employee Director, such as an advisor or consultant to the Company; and (iii) Compensation awarded by the Board to a Non-Employee Director in extraordinary circumstances, as determined by the Board in its discretion, in each case provided that the Non-Employee Director receiving such additional Compensation does not participate in the decision to award such Compensation.

4.2 Changes.

(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

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(b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, spin-off, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, non-cash distribution with respect to its outstanding Common Stock of capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company’s assets or business, or any similar change affecting the Company’s capital structure or business and the Committee determines in good faith that an adjustment is necessary or appropriate under the Plan to reflect the change, then the aggregate number and kind of shares which thereafter may be issued under the Plan and the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Exercisable Award or under Restricted Stock or an Other Stock-Based Award that is not an Exercisable Award granted under the Plan and the purchase price thereof shall be appropriately adjusted consistent with such change, and such other changes in the Awards may be made in such manner as the Committee may deem necessary or appropriate to reflect the change, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this Section 4.2, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company’s assets or business or any other change affecting the Company’s capital structure or business.

(c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise or settlement by rounding-down to the nearest whole share. No fractional shares of Common Stock shall be issued under the Plan. No cash settlements shall be made with respect to fractional shares eliminated by founding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d) Upon the occurrence of an Acquisition Event, then the Committee may, in its sole discretion, terminate all outstanding Exercisable Awards of Eligible Employees, Consultants or Non-Employee Directors effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that, unless otherwise determined by the Committee at or after the time of grant, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Eligible Employee shall have the right to exercise in full all of his or her Exercisable Awards that are then outstanding (unless otherwise determined by the Committee, whether vested or not vested and without regard to any limitations on exercisability otherwise contained in the Exercisable Award) but contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Exercisable Award pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

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4.3 Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law, which, to the extent permitted under applicable law, may include past services to the Company or its Affiliates.

ARTICLE V

ELIGIBILITY

5.1 General Eligibility. All Eligible Employees and all Consultants and Non-Employee Directors of the Company and its Affiliates shall be eligible for grants of Non-Qualified Stock Options, Restricted Stock, and Other Stock-Based Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Stock Option under which a Participant may receive Common Stock may be granted under the Plan to an Eligible Employee, Consultant or Non-Employee Director of the Company or any of its Affiliates if such Common Stock does not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director, unless such Stock Option is structured in a manner intended to comply with, or be exempt from, Section 409A of the Code.

5.2 Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) shall be eligible for grants of Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

ARTICLE VI

STOCK OPTIONS

6.1 Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (ii) a Non-Qualified Stock Option.

6.2 Grants. Subject to the provisions of Article V, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or any combination thereof. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options.

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6.3 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of a Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price shall be no less than 110% of the Fair Market Value of a share of Common Stock.

(b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five (5) years.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. The Committee may condition the exercisability of the options upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A hereto) or such other factors as the Committee may determine, in its sole discretion. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which Stock Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion provided, that, unless otherwise determined by the Committee at grant, the grant shall provide that as a condition of the exercise of a Stock Option, the Participant shall be required to certify at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan.

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased accompanied by payment in full of the purchase price and any taxes required to be withheld in connection with such exercise. Payment of the purchase price for shares of Common Stock issued pursuant to the exercise of a Stock Option may be made as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) through the delivery to the Company of shares of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date; (iii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, and the Committee authorizes, through a procedure established by the Committee whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; (iv) on such other terms and conditions as may be acceptable to the Committee (which may include a reduction in the number of shares of Common Stock issuable upon exercise, based on the Fair Market Value of the Common Stock on the payment date) or (v) any combination of the foregoing. Payment for shares of Common Stock purchased pursuant to exercise of a Stock Option shall be made at the principal offices of the Company. For purposes of this Section, the date of issuance shall be the date upon which payment in full of the purchase price has been received by (or tendered to) the Company as provided herein. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

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(e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. To the extent permitted by applicable law, should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(f) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, a Stock Option shall be evidenced by such form of agreement as is approved by the Committee, and the Committee may (i) subject to the requirements of Section 409A of the Code, modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent and provided that such action does not extend the Stock Option beyond its stated term), and (ii) subject to applicable law and the requirements of the principal national securities exchange in the United States on which the Common Stock is then traded or The Nasdaq Stock Market, accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Stock Option may not be modified to reduce the exercise price thereof nor may a new Stock Option at a lower price be substituted for a surrendered Stock Option, (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(g) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate; provided, however, that Stock Options shall not provide for the grant of the same number of Stock Options as the number of shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes (i.e., “reloads”).

6.4 Termination. The following rules apply with regard to Stock Options upon the Termination of a Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant or in the case of his death his estate are reduced, thereafter.

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(a) Termination by Reason of Death or Disability. If a Participant’s Termination is by reason of death or Disability, any Stock Option held by such Participant may be exercised, to the extent vested and exercisable at the time of such Termination by reason of death or Disability, by the Participant (or, in the case of death, by the legal representative of the Participant’s estate), at any time within a period of one (1) year from the date of such Termination due to death or Disability, but in no event beyond the expiration of the stated term of such Stock Option.

(b) Termination Other than for Cause. If a Participant’s Termination is for any reason other than a Termination by the Company or its Affiliate for Cause, death or Disability, any Stock Option held by such Participant may be exercised, to the extent vested and exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(c) Termination for Cause. In the event the Participant’s Termination is (i) for Cause or (ii) a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for Termination by the Company or its Affiliate for Cause (without regard to any notice or cure period requirement), any Stock Option (whether or not then vested or exercisable) held by the Participant at the time of occurrence of the event which would be grounds for Termination by the Company or its Affiliate for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination by the Company or its Affiliate for Cause.

ARTICLE VII

RESTRICTED STOCK

7.1 Awards of Restricted Stock. Restricted Stock may be issued to all eligible Participants pursuant to Article V of the Plan either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A hereto) or such other factors as the Committee may determine, in its sole discretion. Unless otherwise determined by the Committee, the Participant shall not be permitted to transfer shares of Restricted Stock awarded under the Plan during a period set by the Committee (if any) (the “Restriction Period”) commencing with the date of such Award, as set forth in the applicable Award agreement.

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7.2 Awards and Certificates. A Participant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a) Purchase Price. The purchase price of Restricted Stock shall be determined by the Committee and may be zero, but shall not be less than as permitted under applicable law.

(b) Acceptance. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c) Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Ensysce Biosciences, Inc. (the “Company”) Amended and Restated 2021 Omnibus Incentive Plan (the “Plan”), and an Award agreement entered into between the registered owner and the Company dated _____. Copies of such Plan and Award agreement are on file at the principal office of the Company.”

(d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(e) Rights as Stockholder; Dividends. Except as provided in this subsection and subsection (d) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, dividends or other distributions on shares of Restricted Stock shall be withheld, in each case, while the Restricted Stock is subject to restrictions and no dividends or other distributions payable thereunder shall be paid unless and until the shares of Restricted Stock to which they relate are no longer subject to a risk of forfeiture. Dividends and other distributions that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends and other distributions shall be paid to the Participant in the same form as paid on the Common Stock upon the lapse of the restrictions.

(f) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

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(g) Termination. Unless otherwise determined by the Committee at grant or thereafter, upon a Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

8.1 Other Stock-Based Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, deferred stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted alone, in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of the Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors of the Company and its Affiliates, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion.

8.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:

(a) Non-Transferability. Subject to the applicable provisions of the Award agreement and the Plan, shares of Common Stock subject to Awards made under this Article VIII may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and the Plan, the recipient of an Award under this Article VIII shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

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(c) Vesting. Any Award under this Article VIII and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

(d) Price. Common Stock issued on a bonus basis under this Article VIII may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article VIII shall be priced, as determined by the Committee in its sole discretion. The exercise or base price per share of Common Stock subject to an Other Stock-Based Award that is an Appreciation Award shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of a Common Stock at the time of grant.

(e) Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement and may be in shares of Common Stock.

(f) Appreciation Award Term. The term of each Other Stock-Based Award that is an Appreciation Award shall be fixed by the Committee, but no Other Stock-Based Award that is an Appreciation Award shall be exercisable more than ten (10) years after the date the Award is granted.

ARTICLE IX

NON-TRANSFERABILITY

9.1 Non-Transferability. Except as provided in the last sentence of this Article IX, no Award shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution, all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant, no Award shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Award shall be void. No Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Article IX is Transferable, in whole or in part, to a “family member” as defined in Securities Act Form S-8 and under such conditions as specified by the Committee.

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ARTICLE X

CHANGE IN CONTROL PROVISIONS

10.1 Benefits. In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of an Award, Awards granted to Participants shall not automatically vest upon a Change in Control and upon the Change in Control a Participant’s Awards may be treated in accordance with one of the following methods, as determined by the Committee in its sole discretion, and without the need for the consent of any Participant and without the need to treat each Award the same:

(a) Awards, whether or not then vested, may be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

(b) Unvested Awards or any unvested portion thereof may be cancelled with or without consideration.

(c) Awards may be canceled in exchange for an amount of cash equal to the Change in Control Price (as defined below) per share of Common Stock covered by such Awards), less, in the case of an Appreciation Award, the exercise price per share of Common Stock covered by such Award. The “Change in Control Price” means the price per share of Common Stock paid in the Change in Control transaction, subject to adjustment as determined by the Committee for any contingent purchase price, escrow obligations, indemnification obligations or other adjustments to the purchase price after the consummation of such Change in Control.

(d) The Committee may, in its sole discretion, provide for the cancellation of any Appreciation Awards without payment, if the Change in Control Price is equal to or less than the exercise price of such Appreciation Award.

Notwithstanding anything else herein to the contrary: (x) In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control; and (y) in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 10.1 to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code. Furthermore, notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

10.2 Change in Control. A “Change in Control” shall be deemed to have occurred under any one or more of the following events:

(a) upon any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities;

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(b) during any period of two (2) consecutive years (the “Board Measurement Period”), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections 10.2(a), (c) or (d)) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (the “Required Approval”) of the directors then still in office who either were directors at the beginning of the Board Measurement Period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors;

(c) upon the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (i) above) acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company;

(d) upon approval by the stockholders of the Company of a plan of complete liquidation of the Company; or

(e) upon the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding anything in the Plan or an Award agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this sentence, would be a Change in Control as defined in the Plan or the Award agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.

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ARTICLE XI

TERMINATION OR AMENDMENT OF THE PLAN

11.1 Termination or Amendment. Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure compliance with any regulatory requirement referred to in Article XIII or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware and the exchange or system on which the Company’s securities are then listed or traded, or to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made that would: (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except in accordance with Section 4.2; (b) increase the maximum individual Participant limits under Section 4.1(b) (except in accordance with Section 4.2); (c) change the classification of individuals eligible to receive Awards under the Plan; (d) other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Exercisable Awards or to cancel outstanding Exercisable Awards (where prior to the reduction or cancellation the exercise price equals or exceeds the fair market value of the shares of Common Stock underlying such Awards) in exchange for cash, other Awards or Exercisable Awards with an exercise price that is less than the exercise price of the original Exercisable Award; (e) extend the maximum option period under Section 6.3; (vii) award any Exercisable Award in replacement of a canceled Exercisable Award with a higher exercise price, except in accordance with Section 6.3(f); or (f) require stockholder approval under Section 422 of the Code to the extent applicable to Incentive Stock Options.

In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code.

ARTICLE XII

UNFUNDED PLAN

12.1 Unfunded Status of Plan. The Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

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ARTICLE XIII

GENERAL PROVISIONS

13.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.3 No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, directorship or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his employment, consultancy or directorship at any time. Neither the Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

13.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash thereunder, payment by the Participant of, any Federal, state, local or other taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any required or permitted withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned, but in any case not in excess of the amount determined based on the maximum statutory tax rate in the applicable jurisdiction. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

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13.5 Listing and Other Conditions.

(a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 13.5any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

(d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

(e) The Company shall not be obligated to issue any shares of Common Stock to a Participant if, in the opinion of counsel for the Company, the issuance of such Common Stock will constitute a violation by the Participant or the Company of any provisions of any rule or regulation of any governmental authority or any national securities exchange.

13.6 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (i.e., the state in which the Company is incorporated, regardless of the law that might otherwise govern under the applicable state law principles governing conflict of laws).

13.7 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

13.8 Other Benefits. No Award granted or paid under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, except to the extent expressly set forth in any such retirement or other benefit plan.

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13.9 Costs. The Company shall bear all expenses included in administering the Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

13.10 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

13.11 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

13.12 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

13.13 Section 409A of the Code.

(a) Although the Company does not guarantee the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(b) Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to any Award granted under the Plan that constitutes a 409A Covered Award:

(i) A termination of employment shall not be deemed to have occurred for purposes of any provision of a 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of the 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 13.13(b)(i) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.

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(ii) Whenever a payment under a 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

13.14 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

13.15 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

13.16 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

13.17 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan

13.18 Recoupment. All Awards granted or other compensation paid by the Company under the Plan, including any shares of Common Stock issued under any Award thereunder, will be subject to: (a) any compensation recapture policies adopted or established by the Board or a committee of the Board from time to time, as it deems advisable, to the extent permitted by applicable law and applicable stock exchange rules, and (b) any compensation recapture policies to the extent required pursuant to any applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law) or the rules and regulations of any national securities exchange on which the shares of Common Stock are then traded. The Committee shall be permitted, in its sole discretion, to determine at the time an Award is granted to a Participant under the Plan that such Award will be subject to forfeiture and recoupment in the event the Participant violates or breaches any restrictive covenants set forth in a written agreement between the Participant and the Company or any of its Affiliates, including an Award agreement under the Plan.

ARTICLE XIV

EFFECTIVE DATE OF PLAN

The Ensysce Biosciences, Inc. 2021 Omnibus Incentive Plan was originally adopted by the Board on May 26, 2021, and by the stockholders of the Company on June 28, 2021 (the “Original Effective Date”). This amendment and restatement of the Ensysce Biosciences, Inc. 2021 Omnibus Incentive Plan (otherwise referred to herein as the “Plan”) was adopted by the Board on [              ], 2021, subject to and effective upon the date the Plan is approved by the stockholders of the Company. The Plan was approved by the stockholders of the Company on [                 ], 2022 (the “Restatement Effective Date”).

ARTICLE XV

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date the amendment and restatement of the Plan was adopted by the Board (i.e. [                 ], 2031), provided that Awards granted prior to such tenth anniversary may extend beyond that date in accordance with the terms and conditions of the Plan.

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EXHIBIT A

PERFORMANCE GOALS

Performance Goals established for purposes of the grant and/or vesting of Awards may be based on one or more of the following (“Performance Goals”): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and non-recurring items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on, capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; (xi) the filing of a new drug application (“NDA”) or the approval of the NDA by the Food and Drug Administration; (xii) the achievement of a launch of a new drug; (xiii) research and development milestones; (xiv) the successful completion of clinical trial phases, (xv) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xvi) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xvii) total stockholder return; (xviii) return on assets or net assets; (xix) return on sales; (xx) operating profit or net operating profit; (xxi) operating margin; (xxii) gross or net profit margin; (xxiii) cost reductions or savings or other expense control targets; (xxiv) productivity or productivity ratios; (xxv) operating efficiency; (xxvi) customer satisfaction; (xxvii) working capital; (xxviii) market share; (xxix) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; (xxx) aggregate product price and other product price measures; (xxxi) safety record; (xxxii) personal management objectives or achievement of objective business and operational goals, such as market share, new products, and/or business development; and (xxxiii) achievement of specified milestones in the manufacturing or commercialization of one or more of our products.

The foregoing list of Performance Goals is not exhaustive and the Committee shall have the discretion to establish such other Performance Goals as the Committee deems appropriate from time to time. In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the company) performance under one or more of the Performance Goals either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

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The Committee may, in its sole discretion, provide that one or more adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, without limitation, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the period over which the Performance Goals are measured; (vii) items related to the disposal of a business or segment of a business; items related to discontinued operations that do not qualify as a segment of a business under Generally Accepted Accounting Principles (“GAAP”); (viii) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the period over which the Performance Goals are measured; (ix) any other items of significant income or expense which are determined to be appropriate adjustments; (x) items relating to unusual or extraordinary corporate transactions, events or developments; (xi) items related to amortization of acquired intangible assets; (xii) items that are outside the scope of the Company’s core, on-going business activities; (xiii) items related to acquired in-process research and development; (xiv) items relating to changes in tax laws; (xv) items relating to major licensing or partnership arrangements; (xvi) items relating to asset impairment charges; (xvii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xviii) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; (xix) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions; or (xx) such other adjustments the Committee determines appropriate, in its sole discretion, taking into account such factors that the Committee deems relevant. The Committee shall have the discretion to determine whether, when and to what extent an adjustment is necessary or advisable based upon consideration of such factors the Committee deems appropriate in light of the facts and circumstances.

E-2

ENSYSCE BIOSCIENCES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS – JANUARY 26, 2022, AT 9:00 AM PACIFIC TIME.

CONTROL ID:
REQUEST ID:

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 17, 2021, in connection with the special meeting to be held at 9:00 a.m. Pacific Time on January 26, 2022 virtually at https://agm.issuerdirect.com/ensc, and hereby appoints Dr. Lynn Kirkpatrick the attorney and proxy of the undersigned, with power of substitution to each, to vote all shares of common stock of Ensysce Biosciences, Inc. (the "Company") registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
	INTERNET:	https://www.iproxydirect.com/ENSC
	PHONE:	1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this portion of this Proxy

SPECIAL MEETING OF THE STOCKHOLDERS OF ENSYSCE BIOSCIENCES, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTROL ID:

REQUEST ID:

Proposal 2 →	**FOR**	**AGAINST**	**ABSTAIN**
Approve the Ensysce Biosciences, Inc. Amended and Restated 2021 Omnibus Incentive Plan and certain conditional grants thereunder.	☐	☐	☐

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ISSUANCE PROPOSAL (PROPOSAL 1) AND "FOR" THE PLAN AND CONDITIONAL GRANTS PROPOSAL (PROPOSAL 2).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2022

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)